SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

☒	Filed by the registrant

☐	Filed by a party other than the registrant

          Check the appropriate box:

☐	Preliminary proxy statement	Confidential For Use of the Commission Only (as permitted
By Rule 14a-6(e)(2))

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

UNIVERSAL ELECTRONICS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement
if Other than Registrant))

          Payment of filing fee (Check the appropriate box):

☒	No Fee Required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).

(4)	Proposed maximum aggregate value of transaction:

(5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

April 30, 2003

Dear Stockholder:

You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Universal Electronics Inc. to be held on Wednesday, June 18, 2003 at 9:00 a.m., Pacific Daylight Time, at the offices of the Corporation, 6101 Gateway Drive, Cypress, California 90630. We urge you to be present in person or represented by proxy at this Meeting of Stockholders.

You will be asked to consider and vote upon the election of members of the Company’s Board of Directors, the ratification of the Board of Directors’ engagement of the Company’s independent auditors for the year ending December 31, 2003, and the approval of the Universal Electronics Inc. 2003 Stock Incentive Plan. Details of these proposals and a description of the general business, directors and management of Universal Electronics are set forth in the accompanying Proxy Statement. The Board of Directors unanimously recommends that stockholders vote to approve all of the proposals.

Whether or not you plan to attend the Annual Meeting in person, it is important that your shares are represented. Therefore, please promptly complete, sign, date, and return the enclosed proxy card in the accompanying envelope, which requires no postage if mailed in the United States. You are, of course, welcome to attend the Annual Meeting and vote in person even if you previously returned your proxy card.

On behalf of the Board of Directors and management of Universal Electronics Inc., we would like to thank you for all of your support.

Sincerely yours,

Paul D. Arling
Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
INTRODUCTION
VOTING RIGHTS AND PROXY INFORMATION
OWNERSHIP OF COMPANY SECURITIES
PROPOSAL ONE: ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
COMPENSATION OF DIRECTORS
COMPLIANCE WITH SECTION&NBSP;16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
EXECUTIVE OFFICER COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN TRANSACTIONS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
PERFORMANCE CHART
PROPOSAL TWO: APPOINTMENT OF AUDITORS
PROPOSAL THREE: APPROVAL OF THE UNIVERSAL ELECTRONICS INC. 2003 STOCK INCENTIVE PLAN
STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
STOCKHOLDER NOMINATION OF DIRECTOR
SOLICITATION OF PROXIES
FORM 10-K ANNUAL REPORT
Appendix A
Appendix B

UNIVERSAL ELECTRONICS INC.

Corporate Headquarters:
6101 Gateway Drive
Cypress, California 90630

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 18, 2003

          The 2003 Annual Meeting of Stockholders of Universal Electronics Inc., a Delaware corporation (“Universal” or the “Company”), will be held on Wednesday, June 18, 2003 at 9:00 a.m., Pacific Daylight Time, at offices of the Company, 6101 Gateway Drive, Cypress, California 90630. Doors to the meeting will be open at 8:30 a.m.

          The meeting will be conducted:

1.	To consider and to vote upon the following proposals (collectively, the “Proposals”), each of which is described in more detail in the accompanying Proxy Statement:

(i)	Proposal One: The election of Paul D. Arling as a Class I director to serve on the Board of Directors until the next Annual Meeting of Stockholders to be held in 2004 or until election and qualification of his successor, and the election of Satjiv S. Chahil as a Class II director to serve on the Board of Directors until the Annual Meeting of Stockholders to be held in 2004 or until election and qualification of his successor;

(ii)	Proposal Two: Ratification of the appointment of PricewaterhouseCoopers LLP, a firm of independent accountants, as the Company’s auditors for the year ending December 31, 2003; and

(iii)	Proposal Three: Approval of the Universal Electronics Inc. 2003 Stock Incentive Plan.

2.	To consider and act upon such other matters as may properly come before the meeting or any and all postponements or adjournments thereof.

          Only stockholders of record at the close of business on April 17, 2003 will be entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

April 30, 2003

Richard A. Firehammer, Jr. Senior Vice President, General Counsel and Secretary

EACH STOCKHOLDER IS REQUESTED TO EXECUTE AND PROMPTLY RETURN THE
ENCLOSED PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE.

UNIVERSAL ELECTRONICS INC.
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

To be held on Wednesday, June 18, 2003

Mailed On or About April 30, 2003

INTRODUCTION

          This Proxy Statement (the “Proxy Statement”) is being furnished to stockholders of Universal Electronics Inc., a Delaware corporation (“Universal” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board” or the “Board of Directors”) from holders of record of the Company’s outstanding shares of common stock, par value $.01 per share (the “Company Common Stock”), as of the close of business on April 17, 2003 (the “Annual Meeting Record Date”) for use at the 2003 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Wednesday, June 18, 2003, at 9:00 a.m. (Pacific Daylight Time,) at the offices of the Company, 6101 Gateway Drive, Cypress, California 90630 and at any adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about April 30, 2003. The world headquarters and principal executive offices of the Company are located at 6101 Gateway Drive, Cypress, California 90630.

VOTING RIGHTS AND PROXY INFORMATION

          Only holders of record of shares of Company Common Stock as of the close of business on the Annual Meeting Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Such holders of shares of Company Common Stock are entitled to one vote per share on any matter that may properly come before the Annual Meeting. The presence, either in person or by properly executed and delivered proxy, of the holders of a majority of the then outstanding shares of Company Common Stock is necessary to constitute a quorum at the Annual Meeting and to permit action to be taken by the stockholders at such meeting. Under Delaware law, shares of Company Common Stock represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

          The affirmative vote of a plurality of shares of Company Common Stock present in person or represented by proxy at the Annual Meeting is required to elect the directors nominated pursuant to Proposal One. “Plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote, or otherwise) as to Proposal One will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes. Thus, the withholding of a vote with respect to the election of any nominee for director will have the practical effect of a vote against that nominee.

          Passage of Proposals Two and Three and any other question or matter properly brought before the Annual Meeting requires the approval of a majority of the shares of Company Common Stock present in person or represented by proxy at the Annual Meeting. An abstention with respect to any share will have the practical effect of a vote against Proposal Two or Three or any other question or matter properly brought before the Annual Meeting. A broker non-vote with respect to any share will not affect the passage of Proposal Two or Three or any other question or matter properly brought before the Annual Meeting, since the share is not considered present for voting purposes.

          As of April 17, 2003, there were 13,608,429 shares of Company Common Stock outstanding and entitled to vote at the Annual Meeting. The directors and executive officers of the Company intend to vote in accordance with the recommendations of the Board with respect to Proposals One, Two and Three and any other question or matter properly brought before the Annual Meeting.

          All shares of Company Common Stock represented at the Annual Meeting by properly executed and delivered proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated for any Proposal, such proxies will be voted in accordance with the recommendations of the Board as set forth herein with respect to such Proposal.

          If quorum is not present at the time the Annual Meeting is convened or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the Company may adjourn the Annual Meeting with or without a vote of the stockholders. If the Company proposes to adjourn the Annual Meeting by a vote of the stockholders, the persons named in the enclosed form of proxy will vote all shares of Company Common Stock for which they have voting authority in favor of such adjournment.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with Fifth Third Bank, in its capacity as transfer agent for the Company (the “Transfer Agent”), at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of Company Common Stock and delivering it to the Transfer Agent at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to Fifth Third Bank, Corporate Trust Administration, 38 Fountain Square Plaza — MD 10AT60, Cincinnati, OH 45202.

OWNERSHIP OF COMPANY SECURITIES

          The Company Common Stock is the only outstanding class of equity security of the Company.

          Ownership as of March 31, 2003 of the Company Common Stock by directors, nominees, each executive officer named in the Executive Compensation tables below, as well as by all directors and executive officers of the Company as a group, and to the Company’s knowledge, beneficial holders of more than five percent of the Company Common Stock, is as follows:

	Shares of		% of Shares
	Common Stock		Outstanding as
	Beneficially Owned		of
Name and Address (1)	As of March 31, 2003		March 31, 2003

Directors and Nominees
Paul D. Arling	377,800	(2)	2.78%
Satjiv S. Chahil	10,000		*
Bruce A. Henderson	44,735	(3)	*
William C. Mulligan	47,035	(4)	*
J. C. Sparkman	101,615	(5)	*
Non-Director Executive Officers
Robert P. Lilleness	78,500	(6)	*
Jerry L. Bardin	55,000	(7)	*
Paul J. M. Bennett	92,000	(8)	*
John S. Ames	53,750	(9)	*
All Directors and Executive Officers as a Group (11 persons)	1,016,685	(10)	7.47%
Beneficial Owners of More than 5% of the Outstanding Company Stock
Schroder Investment Management NA Inc. (11)	828,600		6.09%
Royce & Associates (12)	929,800		6.83%
Eagle Asset Management (13)	757,750		5.57%
Systematic Financial Management, L.P. (14)	759,025		5.58%
Olstein & Associates, L.P. (15)	1,688,750		12.41%

*	Less than one percent.

(1)	Except as otherwise indicated, the address for all persons shown on this table is c/o the Company, 6101 Gateway Drive, Cypress, California 90630. Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, to the knowledge of the Company, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by that stockholder.

(2)	Includes 367,800 subject to options exercisable within 60 days. Also includes 1,000 shares held by Mr. Arling’s wife as to which Mr. Arling disclaims beneficial ownership.

(3)	Includes 22,000 shares subject to options exercisable within 60 days.

(4)	Includes 32,000 shares subject to options exercisable within 60 days.

(5)	Includes 22,000 shares subject to options exercisable within 60 days.

(6)	Includes 77,500 shares subject to options exercisable within 60 days.

(7)	Includes 52,647 shares subject to options exercisable within 60 days.

(8)	Includes 65,000 shares subject to options exercisable within 60 days.

(9)	Includes 40,418 shares subject to options exercisable within 60 days.

(10)	Includes 832,115 shares subject to options exercisable within 60 days.

(11)	As reported on Schedule 13G as filed on February 5, 2003 with the Securities and Exchange Commission by Schroder Investment Management North America Inc., a Delaware corporation, with its principal business office at 787 Seventh Avenue, 34th Floor, New,York, New York 10019.

(12)	As reported on Schedule 13G as filed on February 6, 2003 with the Securities and Exchange Commission by Royce & Associates, LLC, a New York limited liability company, with its principal business office at 1414 Avenue of the Americas, New York, New York 10019.

(13)	As reported on Schedule 13G as filed on February 11, 2003 with the Securities and Exchange Commission by Eagle Asset Management, Inc., a Florida corporation, with its principal business office at 880 Carillon Parkway, St. Petersburg, Florida 33716.

(14)	As reported on Schedule 13G as filed on February 13, 2003 with the Securities and Exchange Commission by Systematic Financial Management, L.P., a Delaware corporation, with its principal business office at c/o Glenpointe East, 7th Floor, 300 Frank W Burr Boulevard, Teaneck, New Jersey 07666.

(15)	As reported on Schedule 13G as filed on February 14, 2003 with the Securities and Exchange Commission by Olstein & Associates, L.P., a New York limited partnership, with its principal business office at 4 Manhattanville Road, Purchase, New York 10577.

PROPOSAL ONE: ELECTION OF DIRECTORS

General

          The number of directors of the Company’s Board of Directors is presently set at nine and is divided into two classes. There are currently five directors, one who is a Class I Director and four of whom are Class II Directors, and four vacancies. Directors who are also employees of the Company and/or any subsidiary of the Company serve as Class I Directors and are elected each year at the Annual Meeting of Stockholders to serve a one-year term. Directors of the Company who are not also employees of the Company and/or any subsidiary of the Company serve as Class II Directors and are elected every even-numbered year at the Annual Meeting of Stockholders to serve a two-year term.

          The term of the sole Class I Director expires at this year’s Annual Meeting. With the exception of Mr. Satjiv S. Chahil, each of the Class II Directors’ terms expires at the 2004 Annual Meeting of Stockholders.

          The current Board vacancies were created by resignations in 1998 and 1999 and the resignations of Camille Jayne on March 25, 2002 and David Beddow on April 25, 2002. On August 19, 2002, Mr. Satjiv S. Chahil was appointed to the Company’s Board of Directors as a Class II Director to fill one of the vacancies. With Mr. Chahil’s appointment, there remain four vacancies on the Board. The Company is retaining those vacancies to accommodate additional qualified directors who come to the attention of the Board.

          The Board has nominated and recommends the reelection of Mr. Arling as a Class I Director for a one-year term expiring at the 2004 Annual Meeting of Stockholders. In addition, the Board has nominated and recommends the election of Mr. Chahil as a Class II Director for the remaining portion of the term expiring at the 2004 Annual Meeting of Stockholders (the time at which all terms of Class II Directors expire).

          Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR Messrs. Arling and Chahil.

          If elected, Messrs. Arling and Chahil have consented to serve as directors of the Company for a one-year term and until their respective successors are elected and qualified. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a manner intended to ensure the election of Messrs. Arling and Chahil. However, consistent with their authority, the proxy holders will determine the specific nominees for whom to vote, and in no event will they vote to fill more than two positions. Although it is not contemplated that any nominee will be unable to serve as director, in such event, the proxies will be voted by the proxy holders for such other person or persons as may be designated by the present Board of Directors. Information with respect to each nominee is set forth below.

Nominees for Election as Class I Directors

Paul D. Arling Chairman and Chief Executive Officer Director since 1996 Age: 40	Mr. Arling is Chairman and Chief Executive Officer of the Company. He has held the positions of Chairman since July 2001 and Chief Executive Officer since October 2000. He was the Company’s President from September 1998 until May 2001 when Robert P. Lilleness was hired as the Company’s President and Chief Operating Officer. He was the Company’s Chief Operating Officer from September 1998 until his promotion to Chief Executive Officer in October 2000. He was the Company’s Senior Vice President and Chief Financial Officer from May 1996 until August 31, 1998. Prior to joining the Company, from 1993 through May 1996, he served in various capacities at LESCO, Inc. (a manufacturer and distributor of professional turf care products) with the most recent being Acting Chief Financial Officer. At the 2002 Annual Meeting of Stockholders, Mr. Arling was reelected as a Class I Director of the Company to serve until the 2003 Annual Meeting of Stockholders.

Nominees for Election as Class II Directors

Satjiv S. Chahil Director since August 19, 2002 Age: 52	Mr. Chahil is Advisor to Chairman of Palm, Inc. (a manufacturer and marketer of handheld computing and mobile and wireless Internet solutions), which position he has held since June 2002. Prior to that, from March 2001 to July 2001, he was Interim COO of Palm Solutions (a division of Palm, Inc.) and from March 2000 to June 2002, he was Chief Marketing Officer of Palm, Inc. Prior to that, from March 1999 to March 2000, he was Chief Marketing Officer of Newbridge Networks, Inc. (an ATM technology networks company). Prior to that, from May 1997 to March 2000, he served as a consultant to Sony Corporation. He is a director of PalmSource, Inc. Mr. Chahil became a Class II Director of the Company on August 19, 2002 when he was appointed by the Board of Directors to fill one of the vacancies that existed since late 1998.

Vote Required

          Approval of the election of the nominees is subject to the affirmative vote of a plurality of shares of Company Common Stock present in person or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR EACH
OF THE FOREGOING NOMINEES AS DIRECTORS OF THE COMPANY.

Continuing Directors with Term Expiring in 2004

Class II

Bruce A. Henderson Director since 1996 Member: Audit Committee Compensation Committee Age: 54	Since November, 2001, Mr. Henderson has served as Chief Executive Officer at Edgecombe Holdings, LLC. He joined Siebe PLC in 1995 as President of the Appliance Controls Division, where he led work on embedded-software controls. In February 1999, he was named Chief Executive of Invensys Controls, following the merger of BTR PLC and Siebe PLC. From July 2000 through November 2001, he served as Chief Executive of Invensys Software Systems, a division of Invensys PLC. At the 2002 Annual Meeting of Stockholders, Mr. Henderson was elected as a Class II Director of the Company to serve until the 2004 Annual Meeting of Stockholders.

William C. Mulligan Director since 1992 Member: Audit Committee (Chairman) Nominating Committee Acquisition Advisory Committee Age: 50	Mr. Mulligan is Managing Partner with Primus Venture Partners (a Cleveland-based venture capital partnership), which position he has held since 1987. At the 2002 Annual Meeting of Stockholders, Mr. Mulligan was elected as a Class II Director of the Company to serve until the 2004 Annual Meeting of Stockholders.

J. C. Sparkman Director since 1998 Member: Compensation Committee (Chairman) Acquisition Advisory Committee Age: 70	Mr. Sparkman served as Executive Vice President and Chief Operating Officer of Tele-Communications, Inc. (“TCI”) from 1987 until his retirement in 1995. He is a director of Shaw Communications, Inc. and Broadband Services Inc. At the 2002 Annual Meeting of Stockholders, Mr. Sparkman was elected as a Class II Director of the Company to serve until the 2004 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

          During 2002, the Board met four times and acted by unanimous written consent four times. No director attended less than 75% of the number of meetings of the Board of Directors and the committees on which he served during the period for which he was a member of the Board.

          The Board has four standing committees: (i) Acquisition Advisory, (ii) Audit, (iii) Compensation, and (iv) Nominating. The members of each committee are appointed by the Board of Directors and serve at its discretion. A majority of each of the committees constitutes a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, are acts of any of the respective committees.

          During 2002, the members of the Acquisition Advisory Committee were David Beddow (until his resignation as a director on April 25, 2002) and William C. Mulligan, neither of whom was an officer or employee of the Company or any of its subsidiaries. The Acquisition Advisory Committee serves to assist management in the development of the Company’s acquisition and disposition strategies and in the analysis of potential acquisition targets. During 2002, the Acquisition Advisory Committee, while not acting formally, met with management on an informal basis regularly throughout the year.

          During 2002, the members of the Audit Committee were David Beddow (until his resignation as a director on April 25, 2002), Bruce A. Henderson, William C. Mulligan (Chairman of the Committee) and J.C. Sparkman (appointed to the committee on April 25, 2002 to fill the Beddow vacancy), none of whom was an officer or employee of the Company or any of its subsidiaries. Each member of the Audit Committee was independent, as independence is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, Inc. No member of the Audit Committee receives any compensation from the Company, except fees for service as a Director or Audit Committee Member. The Audit Committee’s functions include meeting with the Company’s independent auditors and management representatives, making recommendations to the Board regarding the appointment of the independent auditors, approving the scope of audits and other services to be performed by the independent auditors, considering whether the performance of any professional service by the auditors could impair their independence, and reviewing the results of external audits, the accounting principles applied in financial reporting, and financial and operational controls. The independent auditors have unrestricted access to the Audit Committee and vice versa. During 2002, the Audit Committee met five times and acted once by unanimous written consent. The Audit Committee report is set forth in Appendix A hereto. The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is attached as Appendix B to the Corporation’s proxy statement filed with the Securities and Exchange Commission on April 26, 2001.

           Audit Fees. The fees to PricewaterhouseCoopers LLP (“PWC”) in connection with the annual audit and review of Forms 10-Q for the fiscal year 2002 were $223,220, of which an aggregate amount of $177,170 had been billed through December 31, 2002.

          Financial Information Systems Design and Implementation Fees. There were no financial information systems design and implementation services rendered by PWC to the Company for the fiscal year ended December 31, 2002.

          All Other Fees. The total of all other fees to PWC during 2002 was $564,456, of which, $528,595 related to tax compliance and planning.

          In making its determination regarding the independence of PWC, the Audit Committee considered whether the provision of the services described under the captions “Financial Information Systems Design and Implementation Fees” and “All Other Fees” was compatible with maintaining the independence of PWC.

          During 2002, the members of the Compensation Committee were Bruce A. Henderson and J.C. Sparkman (Chairman of the Committee), neither of whom was an officer or employee of the Company or any of its subsidiaries. The Compensation Committee’s functions include making recommendations to the Board on policies and procedures relating to executive officers’ compensation and various employee stock plans and approving individual salary adjustments and stock awards in those areas. The Compensation Committee also makes recommendations regarding the compensation of directors of the Company. During 2002, the Compensation Committee met three times and acted once by unanimous written consent.

          During 2002, the members of the Nominating Committee were William C. Mulligan and J. C. Sparkman, neither of whom was an officer or employee of the Company or any of its subsidiaries. This committee considers nominees for election as directors. The committee utilizes the same procedure to consider nominees recommended by stockholders made pursuant to procedures identified in the Company’s Amended and Restated By-laws, which are described in this Proxy Statement in “STOCKHOLDER NOMINATIONS OF DIRECTORS”, as is used to consider nominees recommended by any other source. In addition, the committee fulfills an advisory function with respect to a range of matters affecting the Board and its committees, including making recommendations with respect to qualifications of director candidates, the selection of committee assignments and chairs, and related matters affecting the functioning of the Board. The Nominating Committee did not meet during 2002 but acted twice by unanimous written consent.

COMPENSATION OF DIRECTORS

          On July 11, 2001, the Board of Directors approved a three-(3) year compensation plan for the Class II Directors for the period commencing on July 1, 2001 and ending on June 30, 2004 (the “Plan”). The Plan provides that on July 11, 2001, the Company would issue to each person who is an outside member of the Board of Directors of the Company on July 1, 2001 (an “Eligible Director”) that number of shares of the Company Common Stock that equal a “fair market value” (as defined within the Plan) of $84,000. The Plan further provides that within fifteen (15) business days following each calendar quarter, one-twelfth (1/12) of the total number of shares of Company Common Stock that were issued on July 11, 2001 would be distributed to each Eligible Director so long as such Eligible Director was a member of the Board of Directors during the entire calendar quarter, and that, until the shares of Company Common Stock have been distributed, the Company Common Stock could not be transferred or otherwise encumbered in any way. In addition, the Plan further provides that, if an Eligible Director ceases being an outside member of the Board of Directors of the Company, including without limitation, by resignation, death, disability, or other cessation as an outside member of the Board of Directors of the Company (other than a cessation that occurs within eighteen (18) months following a “Change in Control” (as such term is defined within the Plan)), the shares of Company Common Stock not already distributed would be forfeited. If an Eligible Director ceases being an outside member of the Board of Directors of the Company for any reason (including without limitation, resignation or failure to be reelected as a director by the Company’s stockholders) within eighteen (18) months following a “Change in Control”, all shares of Company Common Stock not previously distributed to such person would be distributed to such person within fifteen (15) business days following the date on which such person ceased being an outside member of the Board of Directors of the Company. On July 11, 2001, the Company granted 5,664 shares of Company Common Stock to each of Messrs., Henderson, Mulligan and Sparkman pursuant to the Plan, 2,832 shares of which have been distributed to each of them as of March 31, 2003.

          In April 2002, the Board of Directors approved the 2002 compensation plan for outside directors as recommended by the Compensation Committee. Under this plan, which is based on an analysis from an outside consultant, for 2002 each outside director was paid $25,000 and received a stock option grant to acquire up to 6,000 shares of Company Common Stock. The options have an exercise price of $16.38 per share (based on the average of the high and low selling price of Company Common Stock on the date of grant) and will vest ratably over three years from date of grant.

          In January 2003, the Board of Directors approved the 2003 compensation plan for outside directors as recommended by the Compensation Committee. Under this plan, which is based on the 2002 compensation plan, for 2003 each outside director was paid $25,000 and received a stock option grant to acquire up to 13,900 shares of the Company Common Stock. The options have an exercise price of $9.825 per share (based on the average of the high and low selling price of Company Common Stock on the date of grant) and will vest ratably over three years from date of grant.

          Directors who are also officers of the Company receive no additional compensation for their services as directors (see “COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION”). All directors are reimbursed for travel expense and other out-of-pocket costs incurred in attending meetings.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and certain of its officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and The Nasdaq Stock Market. Such persons are further required to furnish the Company with copies of all such forms they file. Based solely on the Company’s review of the copies of such forms it has received, the Company believes that, with the exception of certain Forms 3 and 4 not filed or filed late by its directors and executive officers, all of the Section 16(a) filing requirements were satisfied by the Company’s directors and executive officers.

EXECUTIVE OFFICER COMPENSATION

Summary of Compensation

     Table I below sets forth a summary of the compensation paid by the Company to its chief executive officer and the four additional most highly compensated executive officers of the Company (“Named Executive Officers”).

TABLE I

Summary Compensation Table For the Year Ended December 31, 2002

					Long Term
		Annual		Other	Compensation
		Compensation (1)		Annual	Awards	All Other
		($)		Compensation	(#)	Compensation ($)

Name and Principal Position	Year	Salary	Bonus (2)	($)	Stock Options (3), (4)	(6)

Paul D. Arling	2002	312,287	—	—	160,000	10,752
Chairman and Chief Executive Officer	2001	300,000	—	—	—	13,002
	2000	261,058	360,000	—	80,000	11,751
Robert P. Lilleness (5)	2002	265,486	—	—	210,000	9,252
President and Chief Operating Officer	2001	153,846	—	—	125,000	5,002
	2000	N/A	N/A	N/A	N/A	N/A
Jerry L. Bardin	2002	199,201	—	—	20,000	12,348
Senior Vice President of Engineering and Operations	2001	195,827	—	—	—	14,825
	2000	186,804	142,120	—	10,000	13,490
Paul J. M. Bennett	2002	175,000	—	28,000	20,000	5,200
Senior Vice President and Managing Director, Europe	2001	160,000	—	20,000	—	9,600
	2000	140,000	90,000	20,000	10,000	10,000
John S. Ames	2002	166,588			30,000	7,002
Senior Vice President of Sales and Marketing	2001	166,846	—	—	—	7,252
	2000	158,827	127,200	—	10,000	7,252

(1)	Excludes certain perquisites and other amounts that for any executive officer did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for such executive officer.

(2)	Bonus includes the amount of cash bonus earned during the relevant year. Actual pay out of bonuses occurred in the following year.

(3)	Awards referenced above represent options to purchase shares of the Company Common Stock granted during the relevant year.

(4)	On December 20, 1999, the Board of Directors declared a two-for-one split of the Company Common Stock, to be paid January 31, 2000, in the form of a stock dividend for stockholders of record at the close of business on January 10, 2000. All share amounts in this table have been restated to give effect to the stock split.

(5)	Mr. Lilleness joined the Company in May 2001.

(6)	For 2002, All Other Compensation was composed of the following items:

	401(k)	Supplemental
	Company	Life Insurance
	Contributions	Premiums	Totals

Paul D. Arling	5,500	5,252	10 ,752
Robert P. Lilleness	5,500	3,752	9,252
Jerry L. Bardin	5,500	6,848	12,348
Paul J. M. Bennett	5,200	—	5,200
John S. Ames	5,500	1,502	7,002

Stock Options

          Grant of Stock Options. The following table sets forth details regarding stock options granted to the Named Executive Officers in 2002. The Company has never granted stock appreciation rights. In addition, in accordance with Securities and Exchange Commission (“SEC”) rules, the table shows the hypothetical gains or “option spreads” that would exist for the respective options. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term. The actual value, if any, an executive may realize will depend on the spread between the market price and the exercise price on the date the option is exercised.

TABLE II

Stock Option Grants During The Year Ended December 31, 2002

					Potential Realizable Value
					At Assumed Annual Rates
		% of Total			Of Stock Price Appreciation
		Options			for Option Term (4)
	Stock Options	Granted to	Exercise		($)
	Granted (1), (5)	Employees	Price (2)	Expiration
Name	(#)	In 2000	($/Sh)	Date (3)	5%	10%

Paul D. Arling	80,000	8.01	15.9800	02/05/12	803,979	2,037,440
Paul D. Arling	80,000	8.01	8.4500	11/12/12	425,133	1,077,370
Robert P. Lilleness	60,000	6.01	15.9800	02/05/12	602,984	1,528,080
Robert P. Lilleness	150,000	15.02	8.4500	11/12/12	797,124	2,020,069
Jerry L. Bardin	10,000	1.00	15.9800	02/05/12	100,497	254,680
Jerry L. Bardin	10,000	1.00	8.4500	11/12/12	53,142	134,671
Paul J.M. Bennett	10,000	1.00	15.9800	02/05/12	100,497	254,680
Paul J.M. Bennett	10,000	1.00	8.4500	11/12/12	53,142	134,671
John S. Ames	20,000	2.00	15.9800	02/05/12	200,995	509,360
John S. Ames	10,000	1.00	8.4500	11/12/12	53,142	134,671

(1)	Under its 2002 Stock Incentive Plan, the Company may grant to eligible employees non-qualified stock options. In February 2002 and November 2002, the Company granted a total of 460,000 options to employees.

(2)	Under all stock option plans, the option purchase price is equal to the fair market value at the date of the grant.

(3)	If an optionee ceases to be an employee, other than by reason of death or disability, while holding an exercisable option, the option will generally terminate if not exercised within the following 90 to 180 days (depending upon the Plan from which the option is granted). If the optionee’s employment ceases without “cause” or as a result of a “constructive termination”, each as defined in the Plan, all options shall be immediately exercisable and, if the optionee’s employment ceases within 18 months to two years (depending upon the Plan from which the option is granted) of such constructive termination, then the optionee shall be permitted to exercise the options at any time until the expiration of the option in accordance with its original term. Stock options are not transferable except that under all Plans if an optionee dies while an employee of the Company or within one year after becoming disabled, a legal representative or legatee may exercise the option, to the extent not already exercised, at any time up to one year from the date of death or, if shorter, the expiration of the option in accordance with its original term.

(4)	In accordance with SEC rules, these columns show gains that might exist for the respective options, assuming the market price of the Company’s Stock appreciates from the date of the grant over a period of ten years at the annualized rates of five and ten percent, respectively. If the stock price does not increase above the exercise price at the time of the exercise, realized value to the named officers from these options will be zero. There can be no assurance that the amounts reflected in this table or the associated rates of appreciation will be achieved.

(5)	Options were granted pursuant to various Universal Electronics Inc. incentive stock plans and vest over four years on the anniversary date of the grant at a rate of 25% per year and have ten-year terms.

          Aggregated Stock Option Exercises and Year-End Value. Table II below sets forth, on an aggregated basis, information regarding the exercise during 2002 of options to purchase Company Common Stock by the Company’s Named Executive Officers and the value on December 31, 2002 of all unexercised stock options held by such individuals.

TABLE III

Aggregated Stock Option Exercises During The Year Ended December 31, 2002
and Year-End Stock Option Values

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised Stock		In-the-Money Stock Options
	Acquired on	Value	Options at Year End		at Year End (1)
	Exercise	Realized	(#)		($)

Name	#	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Paul D. Arling	—	—	347,800	225,000	926,432	103,200
Robert P. Lilleness	—	—	31,250	303,750	—	193,500
Jerry Bardin	2,353	—	50,147	30,000	97,049	12,900
Paul J. M. Bennett	—	—	62,500	30,000	165,981	12,900
John S. Ames	—	—	35,418	40,000	53,087	12,900

Total	2,353	—	527,115	628,750	1,242,550	335,400

(1)	Based on a per share price for Company Common Stock of $9.74, which price reflects the closing price of the Company Common Stock as reported on The Nasdaq Stock Market on December 31, 2002, the last trading day of 2002.

Employment Agreements and Termination of Employment Arrangements

          Mr. Arling. In August 2000, the Company and Mr. Arling entered into an employment agreement with an initial term of two years commencing on October 1, 2000 and ending on September 30, 2002 and, unless terminated by either party in accordance with the terms of the agreement, the term would automatically renew for successive one-year terms. Neither party provided the other with a notice of intent not to renew. Thus, this agreement has been automatically extended until September 30, 2003. The agreement provides that, during the term of the agreement, Mr. Arling is to (i) devote his full working time and energy to the Company, (ii) refrain from disclosing and/or using any of the Company’s trade secrets and proprietary information, and (iii) during the term of the agreement and for a period of two (2) years thereafter, refrain from soliciting certain of the Company’s large customers or any key employees. The agreement also provides that effective on October 1, 2000, Mr. Arling’s annual base salary increased to $300,000 (an increase of 20% over his 2000 annual base salary), with the opportunity to receive increases (but not decreases) in such annual salary as determined and set by the Board of Directors’ Compensation Committee in accordance with plans and policies established by that committee. For 2001 and the first ten months of 2002, Mr. Arling’s annual base salary remained at $300,000. In November 2002, Mr. Arling’s annual base salary was increased to $400,000 (an increase of 33% over his 2001 annual base salary). For 2003, Mr. Arling’s annual base salary was increased to $420,000. Mr. Arling also may earn an annual bonus payable at or near the end of the each fiscal year in an amount equal to a percentage of his base salary in accordance with the method established by the Compensation Committee (see “COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION — Annual Bonus Incentives”). Mr. Arling received no annual bonus for 2002. The agreement also permits the Company to award a discretionary bonus to Mr. Arling as determined by the Compensation Committee. Mr. Arling received no discretionary bonus in 2002. The agreement further provides for the grant of options to acquire shares of Company Common Stock as determined by the Compensation Committee. Mr. Arling received stock option grants during 2002 to acquire up to 160,000 shares of Company Common Stock (see “COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION – Common Stock Incentives”). The agreement also continued the non-recourse interest bearing secured loan previously provided Mr. Arling. The loan was used by Mr. Arling for the acquisition of his primary residence in Southern California. The loan bears interest at the rate of 5.28% per annum, which interest is payable annually to the Company on each December 15th. The loan is secured by the primary residence purchased by Mr. Arling, and the principal is payable on the earlier of (i) December 15, 2007, (ii) within twelve (12) months following a demand from the Company if Mr. Arling shall cease (for whatever reason) being an employee of the Company or upon the occurrence of an Event of Default (as such term is defined within the promissory note evidencing the loan) or (iii) on the closing of a sale or transfer by Mr. Arling or his spouse of all or any part of his and/or her primary residence in Southern California that secures the loan, including without limitation any sale or transfer of any interest therein (including any beneficial interest therein) without the Company’s prior written consent, which consent will not be unreasonably withheld. Also in accordance with the agreement, Mr. Arling receives a grossed-up payment to assist him in payment of interest on the loan and certain amounts of his taxes resulting from this payment The agreement further entitles Mr. Arling to participate in benefits plans of the Company in effect from time to time and for other customary benefits.

          If during the term of the agreement Mr. Arling should resign for “good reason” (as such term is defined in the agreement), Mr. Arling will receive salary, bonus, other incentive compensation and perquisites, and may continue to participate in Company benefits plans, for an 18-month period following such resignation (twenty-four (24) months if such resignation is due to a “Change in Control” (as such term is defined in the agreement).

          Mr. Robert P. Lilleness. On May 14, 2001, the Company and Mr. Lilleness entered into an employment agreement with an initial term of approximately one year commencing on May 14, 2001 and ending on May 31, 2002, and, unless terminated by either party in accordance with the terms of the agreement, the term would automatically renew for successive one-year terms. Neither party provided the other with a notice of intent not to renew. Thus, this agreement has been automatically extended until May 31, 2003. By this agreement, Mr. Lilleness is employed as the Company’s President and Chief Operating Officer. The agreement also provides that, during the term of the agreement, Mr. Lilleness is to (i) devote his full working time and energy to the Company, (ii) refrain from disclosing and/or using any of the Company’s trade secrets and proprietary information, and (iii) during the term of the agreement and for a period of two (2) years thereafter, refrain from soliciting certain of the Company’s customers and/or competitors or any key employees. The agreement also set Mr. Lilleness’ annual base salary at $250,000, with the opportunity to receive increases (but not decreases) in such annual salary as determined and set by the Board of Directors’ Compensation Committee in accordance with plans and policies established by that committee. For the first ten months of 2002, Mr. Lilleness’ annual base salary remained at $250,000. In November 2002, Mr. Lilleness’ annual base salary was increased to $300,000 (an increase of 20% over his scheduled 2002 annual base salary). For 2003, Mr. Lilleness’ annual base salary remained at $300,000. Mr. Lilleness also may earn an annual bonus payable at or near the end of the each fiscal year in an amount equal to a percentage of his base salary in accordance with the method established by the Compensation Committee (see “COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION — Annual Bonus Incentives”). Mr. Lilleness received no annual bonus for 2002. The agreement also permits the Company to award a discretionary bonus to Mr. Lilleness as determined by the Compensation Committee. Mr. Lilleness received no discretionary bonus in 2002. Mr. Lilleness received stock option grants during 2002 to acquire up to 210,000 shares of Company Common Stock (see “COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION – Common Stock Incentives”). The agreement further entitles Mr. Lilleness to participate in benefits plans of the Company in effect from time to time and for other customary benefits.

          If during the term of the agreement Mr. Lilleness should resign for “good reason” (as such term is defined in the agreement), Mr. Lilleness will receive salary, bonus, other incentive compensation and perquisites, and may continue to participate in Company benefits plans, for a 12-month period following such resignation.

          Mr. Bennett. On June 16, 1996, the Company’s subsidiary, Universal Electronics B.V. (formerly known as One For All, B.V.) entered into an employment agreement with Mr. Bennett. The Company believes that the agreement contains terms and provisions that are typical of these types of agreements in The Netherlands. By the agreement, Mr. Bennett receives a base salary (paid in guilders), which salary may be increased as determined and set by the Board of Directors’ Compensation Committee in accordance with plans and policies established by that committee. In 2002, Mr. Bennett’s base salary was approximately US$175,000. He received no salary increase for 2003. By the agreement, Mr. Bennett is entitled to earn an annual bonus payable at or near the end of the Company’s fiscal year in an amount equal to a percentage of his base salary, provided that certain earnings targets are met. Mr. Bennett received no annual bonus for 2002. The agreement further entitles Mr. Bennett to receive use of a Company paid automobile, participate in benefits plans of the Company in effect from time to time and for other customary benefits. Mr. Bennett has also received a salary continuation agreement from the Company (see “Pre1999 Salary Continuation Agreements” below).

          Pre1999 Salary Continuation Agreements. In 1995 and 1996, Messrs. Ames and Bennett and certain officers of the Company received salary continuation agreements with the Company (each, an “SCA”). Each SCA takes effect upon the occurrence of certain triggering events (as defined in the agreements). In January 1997, Mr. Bennett’s SCA was amended by providing that a triggering event under his SCA would include a sale or transfer or disposition by the Company of all or substantially all of the assets or stock of Universal Electronics B.V. to a third party. When effective, each SCA operates as an employment agreement providing for a term of employment with the Company for a period ranging from twelve (12) to eighteen (18) months (thirty-six (36) months in the event of a hostile acquisition). In addition, each SCA provides that the executive or officer would receive increases in salary and bonuses during the term of the SCA in accordance with the Company’s standard policies and practices; however, in no event would such base salary and bonus be less than the base salary and bonus such executive or officer received in the year immediately preceding the effective date of the SCA. Further, each SCA provides that the executive or officer will be entitled to receive stock option grants and to otherwise participate in the Company’s incentive compensation and benefits plans and other customary benefits programs in effect from time to time, but in no event would such participation be less than that provided such executive or officer immediately prior to the effective date of the SCA.

          Under each SCA, if the Company terminates the executive’s or officer’s employment for reasons other than the executive’s or officer’s death or disability or for “cause” (as such term is defined in each SCA) or the executive or officer resigns for “good reason” (as such term is defined in each SCA, which definition includes resigning in connection with the occurrence of a change in control), the executive or officer would receive, in one lump sum, an amount equal to salary, bonus and other incentive compensation (including being paid the cash value of all options held by such executive or officer, which options become immediately fully vested on the executive’s or officer’s termination or resignation date) and to continue all health, disability and life insurance benefits for periods ranging from twelve (12) to eighteen (18) months (thirty-six (36) months in the event of a hostile acquisition) following such termination or resignation.

          1999 Salary Continuation Agreements. In February 1999, the Company entered into salary continuation agreements with Richard A. Firehammer, Jr. (the Corporation’s Senior Vice President, General Counsel and Secretary) and Mark Z. Belzowski (the Corporation’s Vice President and Chief Financial Officer). These salary continuation agreements are substantially similar to the SCAs (described above) in that they too take effect upon the occurrence of certain triggering events (as defined in the agreements). Similarly, when effective, each salary continuation agreement also (i) operates as an employment agreement providing for a term of employment with the Company for eighteen (18) months following a triggering event (thirty-six (36) months if the triggering event is a “hostile acquisition” (as such term is defined in the salary continuation agreement)), (ii) provides that the executive would receive increases in salary and bonuses during the term of his salary continuation agreement in accordance with the Company’s standard policies and practices; however, in no event would such base salary and bonuses be less than the base salary and bonuses such executives received in the year immediately preceding the effective date of the salary continuation agreements, and (iii) entitles the executive to receive stock option grants and to otherwise participate in the Company’s incentive compensation and benefits plans and other customary benefits programs in effect from time to time, but in no event would such participation be less than that provided such executive immediately prior to the effective date of his salary continuation agreement.

          In addition, each of these salary continuation agreements similarly provides that if the Company terminates the executive’s employment for reasons other than his death or disability or for “cause” (as such term is defined in the SCA) or he resigns for “good reason” (as such term is defined in each SCA, which definition includes resigning in connection with the occurrence of a change in control), the executive would receive, in one lump sum, an amount equal to salary, bonus and other incentive compensation (including being paid the cash value of all options held by him, which options become immediately fully vested on the executive’s termination or resignation date) and to continue all health, disability and life insurance benefits for a period of eighteen (18) months (thirty-six (36) months in the event of a hostile acquisition) following such termination or resignation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee currently consists of Messrs. Sparkman (Chairman of the Committee) and Henderson, neither of whom is an employee of the Company. The Compensation Committee recommends compensation arrangements for the Company’s executive officers and is also responsible for determining and otherwise administering the timing, amount, exercise price and other terms of options granted under the Company’s various stock incentive plans. The Compensation Committee also makes recommendations regarding the compensation of directors of the Company. Under certain of those plans, options may be granted to non-employee directors of the Board of Directors. In all instances, the recommendations of the Compensation Committee regarding executive officer compensation and director compensation, including all stock option grants, are passed upon and approved by the full Board of Directors, except that Mr. Arling neither votes nor makes any decisions on matters involving his own compensation. On July 11, 2001, the full Board of Directors approved a three-year compensation plan for the Class II Directors for the period commencing on July 1, 2001 and ending on June 30, 2004 (see “COMPENSATION OF DIRECTORS”). In April 2002, the Board of Directors approved the 2002 compensation plan for outside directors as recommended by the Compensation Committee. Under this plan, which is based on an analysis from an outside consultant, for 2002 each outside director was paid

$25,000 and received a stock option grant to acquire up to 6,000 shares of the Company Common Stock. The options have an exercise price of $16.38 per share (based on the average of the high and low selling price of Company Common Stock on the date of grant) and will vest ratably over three years from date of grant. In January 2003, the Board of Directors approved the 2003 compensation plan for outside directors as recommended by the Compensation Committee. Under this plan, for 2003 each outside director was paid $25,000 and received a stock option grant to acquire up to 13,900 shares of the Company Common Stock. The options have an exercise price of $9.825 per share (based on the average of the high and low selling price of Company Common Stock on the date of grant) and will vest ratably over three years from date of grant.

CERTAIN TRANSACTIONS

          On September 1, 1998, the Company entered into an asset purchase agreement with H & S Management Corp. (“H&S”), J. C. Sparkman and Steven Helbig in which the Company acquired all of the assets that were used and useful in the H & S remote control business. Mr. Sparkman received approximately 22% of the purchase price for H&S paid by the Company. The amount received by Mr. Sparkman was $1.5 million in cash and 84,211 shares of Company Common Stock (pre-split), which had a value of approximately $874,000 on the closing date of the acquisition. Twenty-five thousand dollars ($25,000) of the amount received by Mr. Sparkman was in exchange for a non-compete agreement that he entered into with the Company in which he agreed that for seven (7) years from September 1, 1998, he would not, directly or indirectly, either alone or in conjunction with any person or persons, or in any other manner whatsoever (i) carry on or be engaged in the H&S remote control business or any other business which is in competition with the H&S remote control business as existing on September 1, 1998, (ii) solicit business from or transact business with any person, firm or corporation to which the Company or any of the other parties to the non-compete agreement has sold products where such solicitation would involve the sale of products competitive with those of the H&S remote control business, or (iii) directly or indirectly solicit for employment, offer employment to, or hire any person (as an employee or consultant), or otherwise engage in business any person or persons employed by the Company immediately after the closing date of the acquisition or during the seven (7) year non-compete period, except with the prior written consent of the Company. The non-compete agreement does not prohibit Mr. Sparkman from (i) carrying on or being engaged in any type of business that is not competitive with the H&S remote control business in any area whatsoever, or (ii) being an owner of not more than 5% of the outstanding stock of any class of a corporation that is publicly traded whose principal business is competitive with the H&S remote control business, so long as he has no active participation in the business of such corporation. In connection with the acquisition, Mr. Sparkman also entered into a consulting agreement with the Company whereby Mr. Sparkman would provide the Company with certain consulting services for a period of two years commencing on September 1, 1998 in exchange for which the Company would pay Mr. Sparkman $250,000 per year and reimburse him for all reasonable and fully documented travel, office, entertainment, and other costs actually incurred in connection with carrying out his consulting services. This agreement terminated during September 2000, except that certain provisions regarding confidentiality and assignment of inventions survive the termination of the agreement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          The Compensation Committee of the Board of Directors met three times and acted twice by unanimous written consent in 2002. The members of the Committee are J. C. Sparkman (Chairman of the Committee) and Bruce A. Henderson. The Committee recommends compensation arrangements for the Company’s executive officers and the Company’s Directors and administers its various stock incentive plans.

          The Compensation Committee will review the compensation policies of the Company throughout the coming year. All compensation actions taken during 2002 were consistent with principles previously established by the Board of Directors. These principles include building a strong relationship between stockholder return and executive and Director compensation, providing incentives to achieve both near and long-term goals, and providing an overall level of remuneration that is fair and reflective of performance. The chief executive officer and other executive officers are not present at the meetings unless requested by the Committee. Further, consistent with past practice, the Board has decided that management of the Company should make decisions with respect to the compensation of all employees other than the chief executive officer and all other executive officers of the Company.

          Compensation Philosophy and Program. In administering executive officer compensation, the Compensation Committee’s objective is to establish a total pay program for the Company that appropriately balances compensation costs with salaries and incentives sufficient to retain and motivate key executives. The chief executive officer presents proposals and recommendations on executive officer compensation to the Committee for its review and evaluation. In

2002, the Compensation Committee used data from internal information and criteria and from independent sources to establish compensation targets that reflect overall and individual executive officer compensation history, the Company’s recent and planned performance and, to the extent available, data reflecting compensation practices of companies who are competitors of the Company (the “Compare Group”). The Compare Group included members of the Company’s Peer Group and private companies. However, because the Company found that the companies comprising the Compare Group were substantially larger than the Company, the Compensation Committee discounted such comparison data and relied more on internal information and criteria in establishing its overall pay program for the executive officers. In 2003, the Committee will continue to employ a similar method to establish executive compensation. The Committee believes that the method it has employed in establishing executive compensation appropriately reflects the labor market for Company executives.

          Base Salary. Base salaries are determined from an assessment of various factors including position, tenure, experience, salary history and individual performance. This assessment is generally subjective, not subject to weightings or formulas and only considers Compare Group data to the extent available and believed by the Compensation Committee to be helpful; however, it does include data received from independent sources. Individual base salary increases reflect what the Compensation Committee believes to be fair and appropriate after considering the subjective factors, an assessment of the Company’s current and projected labor costs and the data it received from independent sources. Based upon this data, in November 2002, the Committee reassessed the base salaries of Messrs. Arling and Lilleness. The Committee did not reassess the base salary of the other executive officers at that time. In this regard, Messrs. Arling and Lilleness, each of whom has an employment agreement with the Company (see “Employment Agreements”) and is paid in accordance with the provisions of such employment agreements, received an increase in his respective base salary, for Mr. Arling from $300,000 to $400,000 per annum and for Mr. Lilleness from $250,000 to $300,000 per annum. Later, based upon the Company’s financial performance for the year ended December 31, 2002, the Committee reassessed the base salaries of each of Mr. Arling and the other executive officers. In this regard, Mr. Arling received an increase in his base salary of 5% for 2003. The other Named Executive Officers (some of whom also have employment agreements with the Company or its subsidiaries – see “Employment Agreements”) received increases in their respective base salary for 2003 ranging from 0% to approximately 15%.

          Annual Bonus Incentives. The Company believes that incentives help motivate attainment of annual objectives, including the Company’s performance relative to that year’s plan and the individual performance of each executive officer. Based in part on data provided by the Company that was obtained from internal and independent sources, the Compensation Committee has established a method for determining bonuses for the Company’s executive officers, including the chief executive officer, utilizing a combination of financial and strategic goals. These goals contain both objective and subjective components and based upon the level at which those goals are achieved, each executive officer is paid a bonus equal to a percentage of the executive’s base salary. For the chief executive officer, the percentage ranges between 30% and 120% of his base salary as of year-end. For each other executive officer, the percentage ranges between 20% and 100% of the executive’s base salary as of year-end. In certain circumstances, an additional bonus may be awarded if the Compensation Committee determines that an executive officer’s individual performance warrants such award. Based on the financial performance of the Company during 2002, none of the Named Executive Officers, including Mr. Arling, received a bonus for 2002. Also during 2002, none of the Named Executive Officers, including Mr. Arling, received a discretionary bonus.

          Common Stock Incentives. In addition to the Company’s 401K and Profit Sharing Plan, the Company, through its various stock incentive plans, may grant options to purchase Company Common Stock, stock appreciation rights or phantom stock awards to executive officers and employees of the Company and its subsidiaries with a view toward providing the executive officers and employees a stake in the Company’s future and compensation directly aligned with the creation of stockholder value. The Compensation Committee may also issue stock options to attract new executive officers to the Company. The Compensation Committee generally establishes the terms and conditions of such grants. Individual awards are determined based on a subjective assessment of individual performance, contribution and potential. During 2002, the Compensation Committee granted Mr. Arling the option to acquire up to 160,000 shares of Company Common Stock at exercise price of $15.98 per share for 80,000 shares and $8.45 per share for 80,000 shares. In both instances, the exercise price is equal to the average of the high and low prices of the Company Common Stock on the date of grant, and each grant vests in equal increments over four (4) years from the date of grant. At the same time, the other Named Executive Officers were granted options to acquire shares of Company Common Stock ranging from 10,000 shares to 60,000 shares, all at the same exercise prices of Mr. Arling’s stock options. In addition, all stock options granted to the other Named Executive Officers vest in equal increments over four (4) years from the date of grant. In addition, the Compensation Committee retains the discretion to make individual grants that it deems appropriate under the circumstances, including to any or all of the Named Executive Officers. In November 2002, the Compensation Committee made a discretionary stock option grant to Mr. Lilleness of 150,000 shares at an exercise price of $8.45 per share. Such option vests in equal increments over four (4) years from the date of grant. During 2002, the Committee approved a change in the trustees of the Company’s 401K and Profit Sharing Plan to Messrs. Arling, Lilleness and Mark Z. Belzowski (the Company’s Chief Financial Officer). No other changes were made during 2002 and none are anticipated during 2003.

          Perquisites. The Company offers very few perquisites or special benefits to executive officers. In general, the Compensation Committee believes that the benefits offered are less than those offered at typical companies of similar size and are not material when considering total compensation.

          Deductibility. The Compensation Committee does not believe that the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), will limit the deductibility of compensation expected to be paid by the Company during 2003. Section 162(m) generally limits the deductibility for federal tax purposes of certain types of executive compensation in excess of $1.0 million dollars per year. The Compensation Committee will continue, however, to evaluate the impact of Section 162(m) of the Code and any other such provisions and take any action deemed appropriate to maximize the deductibility for federal tax purposes of all elements of compensation. The Company, however, may from time to time pay or award compensation to its executive officers that may not be deductible. Further, because of the ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the efforts of the Company in this area, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

          It is the view of the Compensation Committee that the compensation programs of the Company are well structured to encourage attainment of objectives, offer opportunities for a total level of compensation that is consistent with other companies of similar size, and foster a stockholder perspective in management. The Compensation Committee believes that the overall levels of compensation provided by these programs are fair and appropriate for the year just ended and that they serve stockholders’ long-term interests.

Compensation Committee of the Board of Directors

J. C. Sparkman – Chairman Bruce A. Henderson

PERFORMANCE CHART

          The following line graph compares the yearly percentage change in the cumulative total stockholder return with respect to Company Common Stock versus the cumulative total return of the Company’s Peer Group Index (the “Peer Group Index”) and the Nasdaq Composite Index (the “Nasdaq Composite Index”) for the five (5) year period commencing December 31, 1997 and ended December 31, 2002. The graph and table assume that $100 was invested on December 31, 1997 in each of Company Common Stock, the Peer Group Index and the Nasdaq Composite Index and that all dividends were reinvested (although no dividends were declared on Company Common Stock during the period) and actual market value increases and decreases relative to the initial investment of $100. This data was furnished by Nasdaq*Amex and is based on a calendar year.

          The Company believes that the information provided in this performance chart has only limited relevance to an understanding of the Company’s compensation policies during the indicated periods and does not reflect all matters appropriately considered by the Company in developing its compensation strategy. This information shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and is not necessarily indicative of future price performance.

Comparison of Stockholder Returns Among Universal Electronics Inc.,
the Peer Group Index(1) and the Nasdaq Composite Index

	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02

Universal Electronics Inc.	$100	$108	$460	$309	$344	$195
Peer Group Index	$100	$115	$99	$118	$143	$157
Nasdaq Composite Index	$100	$140	$259	$157	$124	$85

(1)	Companies in the Peer Group Index are as follows: Harman International Industries, Inc.; Recoton Corporation; Royal Appliance Manufacturing Co.; Koss Corporation.; and Boston Acoustics Inc.

PROPOSAL TWO: APPOINTMENT OF AUDITORS

          The Board of Directors, acting on the recommendation of its Audit Committee, has appointed PricewaterhouseCoopers LLP (“PWC”), a firm of independent public accountants, as auditors, to examine and report to the Board and to the Company’s stockholders on the consolidated financial statements of the Company and its subsidiaries for 2003. The Board of Directors is requesting stockholder ratification of such appointment. Representatives of PWC will be present at the Annual Meeting, will be given an opportunity to make a statement and will be available to respond to appropriate questions.

          Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the ratification of the appointment of PWC as the Company’s independent auditors. If the stockholders of the Company reject the nomination, the Board of Directors will reconsider its selection.

Vote Required

          The ratification of the Board of Directors’ appointment of PWC as the Company’s independent auditors for 2003 requires an affirmative vote of the holders of a majority of shares of Company Common Stock present in person or represented by proxy at the Annual Meeting.

          THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR
THE RATIFICATION OF SUCH APPOINTMENT.

PROPOSAL THREE: APPROVAL OF THE UNIVERSAL ELECTRONICS INC. 2003 STOCK
INCENTIVE PLAN

Background

          As of March 31, 2003, options to acquire, in the aggregate, 2,875,684 available shares of Company Common Stock have been granted and are outstanding under the Company’s existing Stock Incentive Plans, leaving, in the aggregate, 135,798 shares available for future grants under the various plans. As a result, the Board of Directors, believing that the remaining number of shares available for future grants under the various plans would be insufficient to attract and retain key directors, officers and employees, authorized the adoption of a new Universal Electronics Inc. 2003 Stock Incentive Plan (the “2003 Plan”) to make an additional 1,000,000 shares of Company Common Stock (approximately 7.35% of the outstanding shares of Company Common Stock as of April 17, 2003, the Annual Meeting Record Date) available for distribution to the Company’s directors, officers and employees.

          The stockholders are being asked at the Annual Meeting to vote on a proposal to approve the adoption of the 2003 Plan. The 2003 Plan was approved by the Compensation Committee of the Board of Directors on April 16, 2003 and the full Board of Directors ratified this approval on April 23, 2003, each approval subject to stockholder approval.

New Plan Benefits

          The Board of Directors believes that substantial benefits will accrue to the Company from the granting of stock awards under the 2003 Plan to its directors, officers and employees. Such awards encourage such persons to acquire a proprietary interest in the Company through stock ownership and thereby afford them a greater incentive to enhance the value of the Company Common Stock through their own efforts in improving the Company’s business. The granting of awards under the 2003 Plan also will assist in obtaining and attracting competent personnel who will contribute to the Company’s success by their ability, ingenuity and industry and to provide incentive to the participating personnel which will inure to the benefit of all stockholders of the Company. For these reasons, the Board adopted the 2003 Plan. Accordingly, the Board of Directors and management believe that ratification and approval of the 2003 Plan is in the best interests of the Company and recommend that stockholders vote in favor of the proposal. In this connection, unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the ratification and approval of the 2003 Plan.

          The following is a summary of the material features of the 2003 Plan and is qualified in its entirety by reference to it. A copy of the 2003 Plan is attached hereto as Appendix B.

General

          The 2003 Plan provides for the issuance of stock options, stock appreciation rights, performance stock units, restricted stock units or any combination thereof (each an “Award”). Stock options may be granted to Eligible Participants (as such term is defined in the 2003 Plan). Certain of the Eligible Participants may be granted “incentive stock options” within the meaning of Section 422A of the Code and non-qualified (for federal income tax purposes) stock options.

          Stock appreciation rights, which may be granted to Eligible Participants, give the grantee of a stock option the right to elect an alternative payment equal to the appreciation of the stock value instead of exercising a stock option. Payment of the stock appreciation right may be made in cash, shares of Company Common Stock or a combination thereof.

          Performance stock units and restricted stock units may be granted to certain of the Eligible Participants and each such unit represents the right to receive one share of Company Common Stock. In the case of performance stock units, Company Common Stock would be received upon the attainment of certain Company performance objectives. Such performance objectives would be set by the Compensation Committee (the “Committee”). In the case of restricted stock units, Company Common Stock would be received upon completion of a restriction period, the duration of which would be determined by the Committee.

          In all cases, Awards are subject to the terms and provisions of the 2003 Plan described below. The maximum number of shares of Company Common Stock reserved and available for issuance under the 2003 Plan is 1,000,000 shares, which constitutes approximately 7.35% of the outstanding shares of Company Common Stock as of April 17, 2003, the Annual Meeting Record Date.

Duration and Administration of the 2003 Plan

          The 2003 Plan will terminate on June 17, 2013, unless otherwise terminated by resolution of the Board of Directors (the “2003 Plan Termination Date”). Initially, the 2003 Plan will be administered by the Committee. The Committee must be composed solely of two or more directors who are non-employee Directors. The current members of the Committee are J. C. Sparkman (Chairman of the Committee) and Bruce A. Henderson (see “THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD”). Subject to the terms and conditions of the 2003 Plan, the Committee has full and final authority in its absolute discretion to, without limitation: (i) determine the terms and conditions of the options; (ii) construe and interpret the 2003 Plan and any agreement or instrument entered into thereunder; (iii) adopt, amend, or rescind rules and regulations that may be advisable in the administration of the 2003 Plan; (iv) establish, amend or waive the rules and regulations and the instruments evidencing Awards granted under the 2003 Plan; and (v) make all other determinations deemed necessary or advisable for the administration of the 2003 Plan. Any decision made or action taken by the Committee in connection with the administration, interpretation and implementation of the 2003 Plan and of its rules and regulations will be, to the extent permitted by law, conclusive and binding upon all Eligible Participants and upon any person claiming under or through any of them. Neither the Committee nor any of its members is liable for any action taken by the Committee pursuant to the 2003 Plan. No member of the Committee is liable for the act of any other member.

Securities Subject to the 2003 Plan

          Not more than 1,000,000 shares of Company Common Stock may be issued pursuant to the 2003 Plan in the aggregate, except that in the event of stock splits, stock dividends, combinations, exchanges of shares or similar capital adjustments, the Committee must make an appropriate adjustment in the stock subject to the 2003 Plan. If any Award expires without having been fully exercised, the shares with respect to which such Award has not been exercised will be available for further Awards but in no event beyond the 2003 Plan Termination Date.

Grant and Method of Exercise of Awards

          Subject to certain conditions, the duration of each Award granted under the 2003 Plan will be determined by the Committee, provided that no Award shall be granted after the 2003 Plan Termination Date and no such Award shall be exercisable or vest, as applicable, later than the tenth anniversary of the date the Award was granted.

           Each stock option granted under the 2003 Plan will have an exercise price of no less than the fair market value at the date of grant which will be determined by averaging the highest and lowest sales prices for the Company Common Stock on The Nasdaq Stock Market on the date of the grant. A stock option granted under the 2003 Plan will become exercisable in equal increments of twenty-five percent (25%) of the shares of Company Common Stock which are covered by the stock option on each of the first four anniversary dates of the grant.

          Shares of the Company Common Stock shall be deliverable upon the vesting of performance stock unit Awards or restricted stock units Awards for no consideration other than services rendered or, in the Committee’s sole discretion, the minimum amount of consideration other than services, required to be received by the Company in order to assure compliance with applicable state law, which amount shall not, in any case, exceed 10% of the fair market value of such shares of Company Common Stock on that date of issuance.

          Awards may be exercised by the giving of written notice to the Company of the exercise of the Award accompanied by full payment of the exercise price (if applicable) in cash or, in the Committee’s discretion, its equivalent. The Committee also may allow cashless exercises.

Exercise of Stock Options upon Termination of Employment

          Termination due to Death or Disability. If an Eligible Employee’s employment with the Company and all subsidiaries ceases because of death or disability, the option may be exercised by the Eligible Employee (or, in the event of death, such person’s estate or personal representative) until the earlier of either (i) the first anniversary of such termination of employment or (ii) the expiration of the option, but only to the extent the option was exercisable at the date of such termination of employment.

          Termination without cause or due to Constructive Termination. If an Eligible Employee’s employment with the Company and all subsidiaries is terminated by the Company without “cause” or in the event of “Constructive Termination” (including a “Change In Control”) (as all such terms are defined in the 2003 Plan) the options become immediately and fully vested without further action by any party and may be exercised by the Eligible Employee (or, in the event of death, such person’s estate or personal representative) until the expiration of the option.

          Termination for any other reason. If an Eligible Employee’s employment with the Company and all subsidiaries ceases for any reason other than death, disability, without cause or Constructive Termination, the option may be exercised by the Eligible Employee (or, in the event of death, such person’s estate or personal representative) until the earlier of either (i) the 90th day following such termination of employment or (ii) the expiration of the option, but only to the extent the option was exercisable at the date of such termination of employment.

          Subject to certain limitations set forth in the 2003 Plan, the Committee may waive any restrictions or conditions set forth in an option agreement concerning an Eligible Employee’s right to exercise any stock option and/or the time and method of exercise.

Cancellation of Restricted Stock Units Awards or Performance Stock Units Awards

          If an Eligible Employee’s employment with the Company and all subsidiaries terminates for any reason, the unvested portion of any restricted stock unit. Award or performance stock unit Award will be canceled and the Eligible Employee shall not be entitled to receive any consideration in respect of such cancellation; provided, however, that the Committee, subject to certain limitations set forth in the 2003 Plan, may waive any restrictions or conditions relating to the vesting of restricted stock unit Awards and performance stock unit Awards.

Income Tax Treatment

          The Company has been advised that under current law certain of the income tax consequences under the laws of the United States to the Eligible Participants and the Company of Awards granted under the 2003 Plan generally should be as set forth in the following summary. This summary only addresses income tax consequences for Eligible Participants and the Company.

          An Eligible Participant who is granted an incentive stock option which qualifies under Section 422 of the Code will not recognize income at the time of grant or exercise of such Award. No federal income tax deduction will be allowable to the Company upon the grant or exercise of such Award. Upon the exercise of an incentive option, however, special alternative minimum tax rules apply for the Eligible Participant. When the Eligible Participant sells such shares more than one year after the date of exercise of the Award and more than two years after the date of grant of the incentive option, the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sales price of such shares and the option exercise price. If the Eligible Participant does not hold such shares for this period, when the participant sells such shares, the participant will recognize ordinary compensation income and possibly capital gain or loss in such amounts as are prescribed by the Code and the regulations thereunder. Subject to applicable provisions of the Code and regulations, the Company generally will be entitled to a federal income tax deduction in the amount of such ordinary compensation income.

          An Eligible Participant to whom a non-qualified option (an option which is not an incentive stock option) is granted will not recognize income at the time of grant of such option. When the Eligible Participant exercises such non-qualified option, such person will recognize ordinary compensation income equal to the difference, if any, between the option exercise price and the fair market value, as of the date of the option exercise, of the shares such person receives. The tax basis of such shares to such person will be equal to the option price paid and the holding period for such shares will commence on the day on which such person recognized taxable income with respect to such shares. Subject to applicable provisions of the Code and regulations, the Company generally will be entitled to a federal income tax deduction with respect to non-qualified options in the amount of such ordinary compensation income recognized by the Eligible Participant.

          An Eligible Participant to whom a restricted stock unit Award or a performance stock units Award is granted will not recognize income at the time of grant of such Award. When such Eligible Participant receives the Company Common Stock, the Eligible Participant will recognize ordinary compensation income equal to the fair market value of any shares of Company Common Stock received. Subject to applicable provisions of the Code and regulations thereunder, the Company generally will be entitled to a federal income tax deduction in respect of the Award of Company Common Stock in an amount equal to the ordinary compensation income recognized by the Eligible Participant.

          The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of Awards or to describe tax consequences based on particular circumstances. It is based on United States federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. This discussion does not address state or local income tax consequences or income tax consequences for taxpayers who are not subject to taxation in the United States.

Vote Required

          The action of the Board of Directors in adopting the 2003 Plan requires the ratification and approval by an affirmative vote of the holders of a majority of shares of Company Common Stock present in person or represented by proxy at the Annual Meeting.

          THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE UNIVERSAL ELECTRONICS INC. 2003 STOCK INCENTIVE PLAN

Plan Benefits

          No awards will be granted under the 2003 Plan prior to its approval by our stockholders. Awards under the 2003 Plan will be granted at the discretion of the Committee and depend on a number of factors, including the fair market value of the Company Common Stock on future dates and the actual performance against performance goals. Consequently it is not possible to determine the benefits that might be received by participants under the 2003 Plan.

          In order to provide information with respect to stock option grants in the last fiscal year, the following table shows the number of shares of the Company Common Stock issuable upon exercise of options granted to the Named Executive Officers and named groups under current plans of the Company during the fiscal year ended December 31, 2002. All options were granted at the fair market value as of the date of the grant.

Name and Position	Number of Shares

Paul D. Arling, Chairman and Chief Executive Officer	160,000
Robert P. Lilleness, President and Chief Operating Officer	210,000
Jerry L. Bardin, Senior Vice President of Engineering and Operations	20,000
Paul J. M. Bennett, Senior Vice President and Managing Director, Europe	20,000
John S. Ames, Senior Vice President of Sales and Marketing	30,000
Executive Group (All Executive Officers)	465,000
Non-Executive Director Group	20,219
Non-Executive Officer Employee Group	513,250

The following summarizes the Company’s equity compensation plans at December 31, 2002:

	Equity Compensation Plan Information
	(a)	(b)	(c)
			Number of securities
	Number of Securities	Weighted-average	remaining available for
	to be issued upon	exercise price of	future issuance under
	exercise of	outstanding	equity compensation plans
	outstanding options,	options, warrants	(excluding securities
Plan Category	warrants and rights	and rights	reflected in column (a))

Equity compensation plans approved by security holders	1,156,135	$4.09	58,648
Equity compensation plans not approved by security holders	1,819,750	7.91	125,250

Total	2,975,885	$6.43	183,898

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

          Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit to the Board of Directors proposals to be considered for submission to the Annual Meeting of Stockholders to be held in 2004. Any such proposal should be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Secretary of the Company, Universal Electronics Inc., 6101 Gateway Drive, Cypress, California 90630

and must be received no later than December 30, 2003. Any such notice shall set forth: (a) the name and address of the stockholder and the text of the proposal to be introduced; (b) the number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the date of such notice; and (c) a representation that the stockholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice. The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

          Proxy holders will use their discretion in voting proxies with respect to any stockholder proposal properly presented from the floor and not included in the Proxy Statement for the 2004 Annual Meeting, unless specific voting instructions are received with respect to any such proposal by March 15, 2004.

STOCKHOLDER NOMINATION OF DIRECTOR

          The Nominating Committee of the Company’s Board of Directors will consider nominees to the Company’s Board of Directors to the extent permitted under, and made pursuant to the procedures established by, Article IV of the Company’s Amended and Restated By-laws.

          Any stockholder may recommend any person as a nominee for director of the Company by writing to the Secretary of the Company, Universal Electronics Inc., 6101 Gateway Drive, Cypress, California 90630. Recommendations must be received by December 30, 2003 for the Annual Meeting of Stockholders to be held in 2004, and must comply with the requirements in the Company’s Amended and Restated By-laws.

SOLICITATION OF PROXIES

          Proxies will be solicited by mail, telephone, or other means of communication. Solicitation also may be made by directors, officers and other employees of the Company not specifically employed for this purpose. The Company will reimburse brokerage firms, custodians, nominees and fiduciaries in accordance with the rules of the National Association of Securities Dealers, Inc., for reasonable expenses incurred by them in forwarding materials to the beneficial owners of shares. The entire cost of solicitation will be borne by the Company.

FORM 10-K ANNUAL REPORT

          All stockholders are expected to receive a copy of the Company’s 2002 Annual Report on Form 10-K filed with the Securities and Exchange Commission (excluding exhibits). Stockholders may obtain a copy of the Annual Report on Form 10-K with or without exhibits by addressing a request to Investor Relations, Universal Electronics Inc., 6101 Gateway Drive, Cypress, California 90630. A charge equal to the reproduction cost will be made if the exhibits are requested.

BY ORDER OF THE BOARD OF DIRECTORS

Richard A. Firehammer, Jr. Senior Vice President, General Counsel and Secretary

April 30, 2003

Appendix A

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors and while management has the primary responsibility for the financial statements and the reporting process, the Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the Company’s audited financial statements for the three years ended December 31, 2002. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90. In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with them their independence from the Company and its management. Finally, the Audit Committee has considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence.

Relying on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the financial statements of the Company for the three years ended December 31, 2002 as presented to the Audit Committee be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 to be filed with the Securities and Exchange Commission in accordance with the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

Audit Committee of the Board of Directors

William C. Mulligan – Chairman Bruce A. Henderson J. C. Sparkman

Appendix B

UNIVERSAL ELECTRONICS INC.
2003 STOCK INCENTIVE PLAN

EFFECTIVE JUNE 18, 2003

UNIVERSAL ELECTRONICS INC.
2003 STOCK INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.

The name of this Plan is the Universal Electronics Inc. 2003 Stock Incentive Plan (the “Plan”). The purpose of this Plan is to enable the Corporation (as hereinafter defined) and its Subsidiaries (as hereinafter defined) to obtain and retain competent personnel who will contribute to the Corporation’s success by their ability, ingenuity and industry and to provide incentives to the participating directors, officers and other employees which are related to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Corporation.

For purposes of this Plan, the following terms shall be defined as set forth below:

(a)	“Award” means any grant under this Plan in the form of Stock Options, Stock Appreciation Rights, Performance Stock Units, Restricted Stock Units or any combination of the foregoing.

(b)	“Board” means the Board of Directors of the Corporation.

(c)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(d)	“Committee” means the Compensation Committee or any other committee that the Board may subsequently appoint to administer this Plan. The Committee shall be composed entirely of directors who meet the qualifications referred to in Section 2 of this Plan.

(e)	“Corporation” means Universal Electronics Inc., a corporation incorporated under the laws of the State of Delaware (or any successor corporation), including, where applicable, any and all of its subsidiaries or related entities.

(f)	“Disability” means an event of illness or other incapacity of Optionee resulting in Optionee’s failure or inability to discharge Optionee’s duties as a director (a “Director”) or employee of the Corporation, any Subsidiary or any Related Entity for ninety (90) or more days during any period of 120 consecutive days.

(g)	“Eligible Employee” means an employee of the Corporation, any Subsidiary or any Related Entity as described in Section 4 of this Plan.

(h)	“Fair Market Value” means, as of any given date, with respect to any Awards granted hereunder, the mean of the high and low trading price of the Stock on such date as reported on The Nasdaq Stock Market or if the Stock is not then traded on The Nasdaq Stock Market, on such other national securities exchange on which the Stock is admitted to trade or, if none, on the National Association of Securities Dealers Automated Quotation System if the Stock is admitted for quotation thereon; provided, however, that if any such system, exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first day immediately proceeding such day on which such system, exchange or quotation system was open for trading; provided, further, that in all other circumstances, “Fair Market Value” means the value determined by the Committee after obtaining an appraisal by one or more independent appraisers meeting the requirements of regulations issued under Section 170(a)(1) of the Code.

(i)	“Incentive Stock Option” means any Stock Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(j)	“Non-Employee Director” shall have the meaning set forth in Rule 16b-3 (“Rule 16b-3”), as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”), or any successor definition adopted by the Securities and Exchange Commission.

(k)	“Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

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(l)	“Optionee” means a Participant granted a Stock Option pursuant to Section 5 of this Plan which remains outstanding.

(m)	“Participant” means any Director or Eligible Employee selected by the Committee, pursuant to the Committee’s authority in Section 2 of this Plan, to receive Awards.

(n)	“Performance Stock Unit” means the right to receive one share of Stock as set forth in an Award granted pursuant to Section 7 of this Plan.

(o)	“Related Entity” means any corporation, joint venture or other entity, domestic or foreign, other than a Subsidiary, in which the Corporation owns, directly or indirectly, a substantial equity interest.

(p)	“Restricted Stock Unit” means the right to receive one share of Stock as set forth in an Award granted pursuant to Section 7 of this Plan.

(q)	“Retirement” means (i) retirement from active employment under a retirement plan of the Corporation, any Subsidiary or Related Entity or under an employment contract with any of them or (ii) termination of employment at or after age 55 under circumstances which the Committee, in its sole discretion, deems equivalent to retirement.

(r)	“Stock” means the common stock, par value $0.01 per share, of the Corporation.

(s)	“Stock Appreciation Right” means the right pursuant to an Award granted under Section 6 of this Plan, (i) in the case of a Related Stock Appreciation Right (as defined in Section 6 of this Plan), to surrender to the Corporation all or a portion of the related Stock Option and receive an amount equal to the excess of the Fair Market Value of one share of Stock as of the date such Stock Option or portion thereof is surrendered over the option price per share specified in such Stock Option, multiplied by the number of shares of Stock in respect of which such Stock Option is being surrendered and (ii) in the case of a Freestanding Stock Appreciation Right (as defined in Section 6 of this Plan), receive an amount equal to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in such Freestanding Stock Appreciation Right, multiplied by the number of shares of Stock in respect of which such Freestanding Stock Appreciation Right is being exercised.

(t)	“Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5 of this Plan.

(u)	“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Corporation, if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. ADMINISTRATION.

This Plan shall be administered by the Committee, composed solely of two or more directors who are Non-Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. In the event that a Committee has not been appointed or in the Board’s sole discretion, this Plan shall be administered by the Board which shall have all of the power and authority of the Committee set forth below. The Committee shall have the power and authority in its sole discretion to grant Awards pursuant to the terms and provisions of this Plan.

In particular, the Committee shall have the full authority, not inconsistent with this Plan:

(a)	to select Participants;

(b)	to determine whether and to what extent Awards are to be granted to Participants hereunder;

(c)	to determine the number of shares of Stock to be covered by each such Award granted hereunder, but in no case shall such number be in the aggregate greater than that allowed under this Plan;

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(d)	to approve or ratify transactions by Participants involving acquisitions from the Corporation or dispositions to the Corporation of equity securities of the Corporation made pursuant to the terms of this Plan;

(e)	to determine the terms and conditions of any Award granted hereunder (including, without limitation, (i) the restrictive periods applicable to Restricted Stock Unit Awards and (ii) the performance objectives and periods applicable to Performance Stock Unit Awards);

(f)	to waive compliance by a Participant with any obligation to be performed by such Participant under any Award and to waive any term or condition of any such Award (provided, however, that no such waiver shall detrimentally affect the rights of the Participant without such Participant’s consent); and

(g)	to determine the terms and conditions which shall govern all written agreements evidencing the Awards.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable; to interpret the provisions of this Plan and the terms and conditions of any Award issued, expired, terminated, canceled or surrendered under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan.

All decisions made by the Committee pursuant to the provisions of this Plan and as to the terms and conditions of any Award (and any agreements relating thereto) shall be final and binding on all persons, including the Corporation and any Optionee.

SECTION 3. NUMBER OF SHARES OF STOCK SUBJECT TO PLAN.

One million (1,000,000) shares of Stock are reserved and available for issuance under this Plan. Such shares may consist, in whole or in part, of authorized and unissued shares or issued shares reacquired by the Corporation from time to time, as the Board may determine.

Subject to Section 12 of this Plan and to the extent that (a) a Stock Option expires or is otherwise terminated, canceled or surrendered without being exercised (including, without limitation, in connection with the grant of a replacement option) or (b) any Restricted Stock Unit Award or Performance Stock Unit Award granted hereunder expires or is otherwise terminated or is canceled, the shares of Stock underlying such Stock Option or subject to such Restricted Stock Unit Award or Performance Stock Unit Award shall again be available for issuance in connection with future Awards under this Plan. Upon the exercise of a Related Stock Appreciation Right, the Stock Option, or the part thereof to which such Related Stock Appreciation Right is related, shall be deemed to have been exercised for the purpose of the limitation on the number of shares of Stock in respect of which the Related Stock Appreciation Right was exercised.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, spin-off, or other change in corporate structure or capitalization affecting the Stock, the Committee shall make an equitable adjustment or substitution in the number and class of shares reserved for issuance under this Plan, the number and class of shares covered by outstanding Awards and the option price per share of Stock Options or the applicable price per share specified in Stock Appreciation Rights to reflect the effect of such change in corporate structure or capitalization on the Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated; provided further, however, that if by reason of any such change in corporate structure or capitalization a Participant holding a Restricted Stock Unit Award or Performance Stock Unit Award shall be entitled, subject to the terms and conditions of such Award, to additional or different shares of any security, the issuance of such additional or different shares shall thereupon be subject to all of the terms and conditions (including restrictions and performance criteria) which were applicable to such Award prior to such change in corporate structure or capitalization; and, provided, further, however, that unless the Committee in its sole discretion determines otherwise, any issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class shall not affect, and no such adjustment or substitution by reason thereof shall be made with respect to, the number or class of shares reserved for issuance under this Plan, the number or class of shares covered by outstanding Awards or any option price or applicable price.

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SECTION 4. ELIGIBILITY.

Directors, officers and other employees of the Corporation, its Subsidiaries and its Related Entities who are responsible for or contribute to the management, growth or profitability of the business of the Corporation, its Subsidiaries or its Related Entities, as determined by the Committee, shall be eligible to be granted Awards; provided however, with respect to an employee of a Related Entity, that such person was an employee of the Corporation, a Subsidiary or, if originally an employee of the Corporation or a Subsidiary, of another Related Entity immediately prior to becoming employed by such Related Entity and accepted employment with such Related Entity at the request of the Corporation or a Subsidiary. The Participants under this Plan shall be selected, from time to time, by the Committee, in its sole discretion, from among those Directors and Eligible Employees.

SECTION 5. STOCK OPTIONS.

(a)	Grant and Exercise. Stock Options may be granted either alone or in addition to other Awards granted under this Plan. Any Stock Option granted under this Plan shall be in such form as the Committee may, from time to time, approve, and the terms and conditions of Stock Option Awards need not be the same with respect to each Optionee. Each Optionee shall enter into a Stock Option agreement (“Stock Option Agreement”) with the Corporation, in such form as the Committee shall determine, which agreement shall set forth, among other things, the exercise price of the Stock Option, the term of the Stock Option and conditions regarding exercisability of the Stock Option granted thereunder.

(i)	Nature of Options. The Committee shall have the authority to grant any Participant either Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights), except that the Committee shall not grant any Incentive Stock Options to an employee of a Related Entity. Any Stock Option which does not qualify as an Incentive Stock Option, or the terms of which at the time of its grant provide that it shall not be treated as an Incentive Stock Option, shall constitute a Nonqualified Stock Option.

(ii)	Exercisability. Subject to such terms and conditions as shall be determined by the Committee in its sole discretion at or after the time of grant, Stock Options shall be exercisable from time to time (a) to the extent of twenty-five percent (25%) of the number of shares of Stock covered by the Stock Option, on and after the first anniversary and before the second anniversary of the date of grant of the Stock Option, (b) to the extent of fifty percent (50%) of the number of shares of Stock covered by the Stock Option, on and after the second anniversary and before the third anniversary of the date of grant of the Stock Option, (c) to the extent of seventy-five percent (75%) of the number of shares of Stock covered by the Stock Option, on and after the third anniversary and before the fourth anniversary of the date of grant of the Stock Option and (d) to the extent of one hundred percent (100%) of the number of shares of Stock covered by the Stock Option, on and after the fourth anniversary of the date of grant of the Stock Option and before the expiration of the stated term of the Stock Option (or to such lesser extent as the Committee in its sole discretion shall determine at the time of grant or to such greater extent as the Committee in its sole discretion shall determine at or after the time of grant).

(iii)	Method of Exercise. Stock Options may be exercised by giving written notice of exercise delivered in person or by mail as required by the terms of any Stock Option Agreement at the Corporation’s principal executive office, specifying the number of shares of Stock with respect to which the Stock Option is being exercised, accompanied by payment in full of the option price in cash or its equivalent as determined by the Committee in its sole discretion. If requested by the Committee, the Optionee shall deliver to the Corporation the Stock Option Agreement evidencing the Stock Option being exercised for notation thereon of such exercise and return thereafter of such agreement to the Optionee. As determined by the Committee in its sole discretion at or after the time of grant, payment of the option price in full or in part may also be made in the form of shares of unrestricted Stock already owned by the Optionee (based on the Fair Market Value of the Stock on the date the Stock Option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment of the option price in the form of already owned shares of Stock may be authorized only at the time of grant. The Committee also may allow cashless exercise as permitted under Federal

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Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with this Plan’s purpose and applicable law. An Optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares of Stock subject to the Stock Option when the Optionee has given written notice of exercise, has paid in full for such shares of Stock, and, if requested, has made representations described in Section 10(a) of this Plan.

(b)	Terms and Conditions. Stock Options granted under this Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable.

(i)	Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, but shall be not less than 100% of the Fair Market Value of the Stock on the date of the grant; provided, however, that if any Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Corporation or any Subsidiary when an Incentive Stock Option is granted to such Participant, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be not less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

(ii)	Option Term. The term of each Stock Option shall be fixed by the Committee at the time of grant, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if any Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Corporation or any Subsidiary when an Incentive Stock Option is granted to such Participant, such Stock Option (to the extent required by the Code at time of grant) shall not be exercisable more than five years from the date such Incentive Stock Option is granted.

(iii)	Transferability of Options. Except as otherwise determined by the Committee, no Stock Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and, during the Optionee’s lifetime, all Stock Options shall be exercisable only by the Optionee, or in the case of Optionee’s legal incompetency, only by Optionee’s guardian or legal representative.

(iv)	Option Exercise After Termination by Reason of Death or Disability. If an Optionee’s directorship or employment with the Corporation, any Subsidiary or any Related Entity terminates by reason of death or Disability, any Stock Option held by such Optionee may thereafter be exercised for a period of one year (or such shorter or longer period as the Committee in its sole discretion shall specify at or such longer period as the Committee in its sole discretion shall specify after the time of grant) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter, to the extent to which the Optionee would on the date of termination have been entitled to exercise the Stock Option (or to such greater or lesser extent as the Committee in its sole discretion shall determine at the time of grant or to such greater extent as the Committee in its sole discretion shall specify after the time of grant). In the event of a termination of directorship or employment by reason of death or Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period that applies for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

(v)	Option Exercise After Termination Without Cause or Constructive Termination. If an Optionee’s directorship or employment with the Corporation, any Subsidiary, or any Related Entity is terminated, by the Corporation or such Subsidiary or such Related Entity, without “Cause” (as such term is defined in the Stock Option Agreement) or in the event of “Constructive Termination” (as such term is defined in the Stock Option Agreement), the Committee, in its sole discretion, may permit the Optionee to exercise any Stock Option held by such Optionee, to the extent not theretofore exercised, in whole or in part with respect to all remaining shares covered by the Stock Option at any time prior to the expiration of the Stock Option (or such shorter period as the Committee in its sole discretion shall specify at the time of grant), or to such greater or lesser extent as the Committee in it sole

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discretion shall determine at the time of grant or to such greater extent as the Committee in its sole discretion shall specify after the time of grant. An Optionee’s acceptance of a directorship or employment, at the request of the Corporation or a Subsidiary, with a Related Entity (or acceptance of a directorship or employment, at the request of the Corporation or a Subsidiary, with any other Related Entity), shall not be deemed a termination of directorship or employment hereunder and any Stock Option held by Optionee may be exercised thereafter to the extent that the Optionee would on the date of exercise have been entitled to exercise such Stock Option if such Optionee had continued to be a director or an employee of the Corporation or such Subsidiary (or such initial Related Entity), provided that the Optionee has been a director or an employee of the Related Entity to which such Optionee has moved from the date of acceptance of such directorship or employment therewith until the date of exercise. In the event of termination of the directorship or employment by the Corporation, any Subsidiary or any Related Entity without Cause or in the event of Constructive Termination of the Optionee’s directorship or employment or the acceptance of the directorship or employment with a Related Entity, if an Incentive Stock Option is exercised after the expiration of the exercise period that applies for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

(vi)	Option Exercise After Termination To Resignation. If an Optionee’s directorship or employment with the Corporation, any Subsidiary, or any Related Entity terminates as a result of Optionee’s voluntary resignation, other than a voluntary resignation due to a Constructive Termination (as defined in the Stock Option Agreement), the Committee, in its sole discretion, may permit the Optionee to exercise any Stock Option held by such Optionee to the extent such Option was exercisable on the date of such termination (or to such greater or lesser extent as the Committee in its sole discretion shall determine at or after the time of grant) for a period of time equal to the shorter of (i) ninety (90) days from the date of such termination (or such shorter period as the Committee in its sole discretion shall specify at or after the time of grant) or (ii) the expiration of the stated term of such Stock Option.

(vii)	Other Termination. Except as otherwise provided in this Section 5 of this Plan, or as determined by the Committee in its sole discretion, if an Optionee’s directorship or employment with the Corporation, any Subsidiary or any Related Entity terminates, all Stock Options held by the Optionee will terminate immediately without the necessity of any further action by the Corporation, the Committee or the Optionee.

(viii)	Annual Limit on Incentive Stock Options. To the extent required for incentive stock option treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the date of Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Corporation or any Subsidiary become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000; provided, however, that if the aggregate Fair Market Value (so determined) of the shares of Stock covered by such options exceeds $100,000 during any year in which they become exercisable, such options with a Fair Market Value in excess of $100,000 will be Nonqualified Stock Options.

SECTION 6. STOCK APPRECIATION RIGHTS.

(a)	Grant and Exercise. Stock Appreciation Rights may be granted either in conjunction with all or part of any Stock Option granted under this Plan (“Related Stock Appreciation Rights”) or alone (“Freestanding Stock Appreciation Rights”) and, in either case, in addition to other Awards granted under this Plan. Participants shall enter into a Stock Appreciation Rights Agreement with the Corporation if requested by the Committee, in such form as the Committee shall determine.

(i)	Time of Grant. Related Stock Appreciation Rights related to a Nonqualified Stock Option may be granted either at or after the time of the grant of such Nonqualified Stock Option. Related Stock Appreciation Rights related to such an Incentive Stock Option may be granted only at the time of the grant of such Incentive Stock Option. Freestanding Stock Appreciation Rights may be granted at any time.

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(ii)	Exercisability. Related Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5(a)(ii) of this Plan and Freestanding Stock Appreciation Rights shall be exercisable, subject to such terms and conditions as shall be determined by the Committee in its sole discretion at or after the time of grant, from time to time, to the extent that Stock Options are exercisable in accordance with the provisions of Section 5(a)(ii) of this Plan. A Related Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the option price of such Stock Option.

(iii)	Method of Exercise. Stock Appreciation Rights shall be exercised by a Participant by giving written notice of exercise delivered in person or by mail as required by the terms of any agreement evidencing the Stock Appreciation Right at the Corporation’s principal executive office, specifying the number of shares of Stock in respect of which the Stock Appreciation Right is being exercised. If requested by the Committee, the Participant shall deliver to the Corporation the agreement evidencing the Stock Appreciation Right being exercised and, in the case of a Related Stock Appreciation Right, the Stock Option Agreement evidencing any related Stock Option, for notation thereon of such exercise and return thereafter of such agreements to the Participant.

(iv)	Amount Payable. Upon the exercise of a Related Stock Appreciation Right, an Optionee shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise over the option price per share specified in the related Stock Option, multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Rights shall have been exercised, with the Committee having in its sole discretion the right to determine the form of payment. Upon the exercise of a Freestanding Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise over the price per share specified in the Freestanding Stock Appreciation Right, which shall be not less than 100% of the Fair Market Value of the Stock on the date of Grant, multiplied by the number of shares of Stock in respect of which the Freestanding Stock Appreciation Rights shall have been exercised, with the Committee having in its sole discretion the right to determine the form of payment.

(b)	Terms and Conditions. Stock Appreciation Rights under this Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of this Plan, as the Committee shall deem desirable.

(i)	Terms of Stock Appreciation Rights. The term of a Related Stock Appreciation Right shall be the same as the term of the related Stock Option. A Related Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the exercise, termination, cancellation or surrender of the related Stock Option, except that, unless otherwise provided by the Committee in its sole discretion at or after the time of grant, a Related Stock Appreciation Right granted with respect to less than the full number of shares of Stock covered by a related Stock Option shall terminate and no longer be exercisable if and to the extent that the number of shares of Stock covered by the exercise, termination, cancellation or surrender of the related Stock Option exceeds the number of shares of Stock not covered by the Related Stock Appreciation Right.

The term of each Freestanding Stock Appreciation Right shall be fixed by the Committee, but no Freestanding Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

(ii)	Transferability of Stock Appreciation Rights. Stock Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under Section 5(b)(iii) of this Plan.

(iii)	Termination of Directorship or Employment. In the event of the termination of the directorship or employment of an Optionee holding a Related Stock Appreciation Right, such right shall be exercisable to the same extent that the related Stock Option is exercisable after such termination. In the event of the termination of the directorship or employment of the holder of a Freestanding Stock

8

Appreciation Right, such right shall be exercisable to the same extent that a Stock Option with the same terms and conditions as such Freestanding Stock Appreciation Right would have been exercisable in the event of the termination of the directorship or employment of the holder of such Stock Option.

SECTION 7. RESTRICTED STOCK UNITS AND PERFORMANCE STOCK UNITS.

(a)	Grant. Awards of Restricted Stock Units or Performance Stock Units may be granted either alone or in addition to other Awards granted under this Plan. Each Restricted Stock Unit or Performance Stock Unit represents the right to receive, subject to the terms and provisions of this Plan and any agreements evidencing such Awards, one share of Stock. If the Committee in its sole discretion so determines at the time of grant, a Participant to whom a Restricted Stock Unit Award or Performance Stock Unit Award has been granted may be credited with an amount equivalent to all cash dividends (“Dividend Equivalents”) that would have been paid to the holder of such Restricted Stock Unit Award or Performance Stock Unit Award if one share of Stock for every Restricted Stock Unit or Performance Stock Unit awarded had been issued to the holder on the date of grant of such Restricted Stock Unit Award or Performance Stock Unit Award. The Committee shall determine the terms and conditions of each Restricted Stock Unit Award and Performance Stock Unit, including without limitation, the number of Restricted Stock Units or Performance Stock Units to be covered by such Awards, the restricted period applicable to Restricted Stock Unit Awards and the performance objectives applicable to Performance Stock Unit Awards. The Committee in its sole discretion may prescribe terms and conditions applicable to the vesting of such Restricted Stock Unit Awards or Performance Stock Unit Awards in addition to those provided in this Plan. The Committee shall establish such rules and guidelines governing the crediting of Dividend Equivalents, including the timing, form of payment and payment contingencies of Dividend Equivalents, as it may deem desirable. The Committee in its sole discretion may at any time accelerate the time at which the restrictions on all or any part of a Restricted Stock Unit Award lapse or deem the performance objectives with respect to all or any part of a Performance Stock Unit Award to have been attained. Restricted Stock Units Awards and Performance Stock Unit Awards shall not be transferable otherwise than by will or by the laws of descent and distribution. Shares of Stock shall be deliverable upon the vesting of Restricted Stock Unit Awards and Performance Stock Unit Awards for no consideration other than services rendered or, in the Committee’s sole discretion, the minimum amount of consideration other than services (such as the par value of Stock) required to be received by the Corporation in order to assure compliance with applicable state law, which amount shall not exceed 10% of the Fair Market Value of such shares of Stock on the date of issuance. Each such Award shall be evidenced by a Restricted Stock Unit Award agreement (“Restricted Stock Unit Award Agreement”) or Performance Stock Unit Award agreement (“Performance Stock Unit Award Agreement”).

(b)	Terms and Conditions. Unless otherwise determined by the Committee in its sole discretion:

(i)	a breach of any term or condition provided in this Plan, the Restricted Stock Unit Award Agreement or the Performance Stock Unit Award Agreement established by the Committee with respect to such Restricted Stock Unit Award or Performance Stock Unit Award will cause a cancellation of the unvested portion of such Restricted Stock Unit Award or Performance Stock Unit Award (including any Dividend Equivalents credited in respect thereof) and the Participant shall not be entitled to receive any consideration in respect of such cancellation; and

(ii)	termination of such holder’s directorship or employment with the Corporation, any Subsidiary or any Related Entity prior to the lapsing of the applicable restriction period or attainment of applicable performance objectives will cause a cancellation of the unvested portion of such Restricted Stock Unit Award or Performance Stock Unit Award (including any Dividend Equivalents credited in respect thereof) and the Participant shall not be entitled to receive any consideration in respect of such cancellation.

(c)	Completion of Restriction Period and Attainment of Performance Objectives. To the extent that restrictions with respect to any Restricted Stock Unit Award lapse or performance objectives with respect to any Performance Stock Unit Award are attained and provided that other applicable terms and conditions have been satisfied:

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(i)	such of the Restricted Stock Units or Performance Stock Units as to which restrictions have lapsed or performance objectives have been attained shall become vested and the Committee shall cause to be issued and delivered to the Participant a stock certificate representing a number of shares of Stock equal to such number of Restricted Stock Units or Performance Stock Units, and, subject to Section 10(a) hereof, free of all restrictions; and

(ii)	any Dividend Equivalents credited in respect of such Restricted Stock Units or Performance Stock Units shall become vested to the extent that such Restricted Stock Units or Performance Stock Units shall have become vested and the Committee shall cause such Dividend Equivalents to be delivered to the Participant.

Any such Restricted Stock Unit Award or Performance Stock Unit Award (including any Dividend Equivalents credited in respect thereof) that shall not have become vested at the end of the applicable restricted period or the period given for the attainment of performance objectives shall expire, terminate and be canceled and the Participant shall not thereafter have any rights with respect to the Restricted Stock Units or Performance Stock Units (or any Dividend Equivalents credited in respect thereto) covered thereby.

SECTION 8. AMENDMENT AND TERMINATION.

The Board may amend, alter, or discontinue this Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent, or which, without the approval of the stockholders of the Corporation (where such approval is necessary to satisfy then applicable requirements of Rule 16b-3 under the Exchange Act, The Nasdaq Stock Market, Inc., any Federal tax law relating to Incentive Stock Options or any applicable state law), would:

(a)	except as provided in Section 3 of this Plan, increase the total number of shares of Stock which may be issued under this Plan;

(b)	except as provided in Section 3 of this Plan, decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of the grant of the Option;

(c)	change the class of Directors or Eligible Employees eligible to participate in this Plan; or

(d)	extend (i) the period during which Stock Options may be granted or (ii) the maximum period of any Award under Sections 5(b)(ii) or 6(b)(i) of this Plan.

Except as restricted herein with respect to Incentive Stock Options, the Committee may amend or alter the terms and conditions of any Award theretofore granted, and of any agreement evidencing such Award, prospectively or retroactively, but no such amendment or alteration shall impair the rights of any Optionee under such Award or agreement without such Optionee’s consent.

SECTION 9. UNFUNDED STATUS OF PLAN.

This Plan is intended to constitute an “unfunded” plan. With respect to any payments not yet made and due to a Participant by the Corporation, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Corporation.

SECTION 10. GENERAL PROVISIONS.

(a)	The Committee may require each Optionee purchasing shares of Stock pursuant to a Stock Option to represent to and agree with the Corporation in writing that such Optionee is acquiring the shares of Stock without a view to distribution thereof. All certificates for shares of Stock delivered under this Plan and, to the extent applicable, all evidences of ownership with respect to Dividend Equivalents delivered under this Plan, shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or quotation system on which the Stock is admitted for trading and any applicable

10

Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b)	Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan shall not confer upon any director or employee of the Corporation, any Subsidiary or any Related Entity any right to continued directorship or employment with the Corporation, any Subsidiary or any Related Entity as the case may be, nor shall it interfere in any way with the right of the Corporation, any Subsidiary or any Related Entity to terminate the directorship or employment of any of its directors or employees at any time.

(c)	Each Participant shall be deemed to have been granted an Award on the date the Committee took action to grant such Award under this Plan or such later date as the Committee in its sole discretion shall determine at the time such grant is authorized.

(d)	Unless the Committee otherwise determines, each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for federal income tax purposes, pay to the Corporation, or make arrangements satisfactory to the Committee regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Corporation under this Plan shall be conditional on such payment or arrangements and the Corporation (and, where applicable, its Subsidiaries and its Related Entities) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. A Participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Corporation to withhold from shares of Stock to be issued upon the exercise of a Stock Option or upon the vesting of any Restricted Stock Unit Award or the Performance Stock Unit Award a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due, or (ii) transferring to the Corporation shares of Stock owned by the Participant with an aggregate Fair Market Value that would satisfy the withholding amount due. With respect to any Participant who is a director or an executive officer, the election to satisfy the tax withholding obligations relating to the exercise of a Stock Option or to the vesting of a Restricted Stock Unit Award or Performance Stock Unit Award in the manner permitted by this subsection (d) shall be made during the “window period” as described within the Corporation Insider Trading Policy unless otherwise determined in the sole discretion of the Committee of the Board.

(e)	No member of the Board or the Committee, nor any officer or employee of the Corporation acting on behalf of the Board or the Committee, shall be personally liable for any action, failure to act, determination or interpretation taken or made in good faith with respect to this Plan, and all members of the Board or the Committee and each and any officer or employee of the Corporation acting on their behalf shall, to the extent permitted by law and by the Corporation’s Amended and Restated Certificate of Incorporation, as amended, and its Amended and Restated By-Laws, as amended, be fully indemnified and protected by the Corporation in respect of any such action, failure to act, determination or interpretation.

(f)	This Plan is intended to satisfy the conditions of Rule 16b-3 under the Exchange Act, and all interpretations of this Plan shall, to the extent permitted by law, regulations and rulings, be made in a manner consistent with and so as to satisfy the conditions of Rule 16b-3 under the Exchange Act. The term “executive officer” as used in this Plan means any officer who is subject to the provisions of Section 16(b) of the Exchange Act. Any provisions of this Plan or the application of any provision of this Plan inconsistent with Rule 16b-3 under the Exchange Act shall be inoperative and shall not affect the validity of this Plan.

(g)	In interpreting and applying the provisions of this Plan, any Stock Option granted as an Incentive Stock Option pursuant to this Plan shall, to the extent permitted by law, regulations and rulings be construed as, and any ambiguity shall be resolved in favor of preserving its status as, an “incentive stock option” within the meaning of Section 422 of the Code. Once an Incentive Stock Option has been granted, no action by the Committee that would cause such Stock Option to lose its status under the Code as an “incentive stock option” shall be effective as to such Incentive Stock Option unless taken at the request of or with the consent of the Participant. Notwithstanding any provision to the contrary in this Plan or in any Incentive Stock Option granted pursuant to this Plan, if any change in law or any regulation or ruling of the Internal Revenue Service shall have the effect of

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disqualifying any Stock Option granted under this Plan which is intended to be an “incentive stock option” within the meaning of Section 422 of the Code, the Stock Option granted shall nevertheless continue to be outstanding as and shall be deemed to be a Nonqualified Stock Option under this Plan.

(h)	Notwithstanding any other provision herein to the contrary, the maximum number of shares with respect to which Awards may be granted to the same Participant under this Plan may not exceed, in the aggregate, 266,666 shares of Stock, except to the extent of adjustments authorized by Section 3 of this Plan.

SECTION 11. EFFECTIVE DATE OF PLAN.

This Plan shall be effective June 18, 2003.

SECTION 12. TERM OF PLAN.

No Award shall be granted under this Plan on or after the tenth anniversary of the effective date of this Plan; provided, however, that the exercisability of Awards granted prior to such tenth anniversary may extend beyond that date.

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UNIVERSAL ELECTRONICS INC.
c/o Corporate Trust Services
Mail Drop 10AT66—4129
38 Fountain Square Plaza
Cincinnati, OH 45202

Name Appears

fold and detach here

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of all persons nominated as Directors by the Board of Directors and FOR proposals 2 and 3 and, as to any other matters properly brought before the meeting, as proxies may direct.

(Date)

Name Appears	(Signature)

(Signature, if Applicable)
Please sign name exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

R.S. Rowe & Company, Inc.; Job No. 11712; Proof of 4-17-03
( (781) 849-9700; (212) 926-2444; (800) 324-6202; FAX No. (781) 849-9740
EMAILAddress:rsrowe@interserv.com

pm6\5th-3rd\UniverElec-prx\pm6

PROXY	UNIVERSAL ELECTRONICS INC. 2003 ANNUAL MEETING	PROXY
THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS
on June 18, 2003, 9:00 a.m. Pacific Daylight Time

          The undersigned appoints Paul D. Arling and Robert P. Lilleness, as proxy holders. Each shall have the power to appoint a substitute and is authorized to represent and vote, as designated hereon, all shares of Universal Electronics Inc. held of record by the undersigned as of April 17, 2003 at the Annual Meeting of Stockholders to be held on June 18, 2003, 9:00 a.m. Pacific Daylight Time, or any adjournments or postponements thereof. The Board of Directors recommends a vote FOR the election of all persons nominated as Directors by the Board of Directors and FOR proposals 2 and 3.

1.	ELECTION OF DIRECTORS:	Class I Nominees	1-Paul D. Arling	☐	FOR all nominees	☐	WITHHOLDAUTHORITY
					listed to the left (except		to vote for all nominees
		Class II Nominees	2-Satjiv S. Chahil		as specified below).		listed to the left.

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) on the line provided above.

2.   Proposal to ratify appointment of PricewaterhouseCoopers LLP as independent auditors.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.     Proposal to approve the Universal Electronics Inc. 2003 Stock Incentive Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

Check appropriate box Indicate changes below:	Address Change?	☐	Name Change?	☐